UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
 the Securities Exchange Act of 1934 (Amendment No.)

High Income Securities Fund
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

(1) Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

High Income Securities Fund
(f/k/a Putnam High Income Securities Fund)

(New York Stock Exchange Trading Symbol: PCF)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD [●], 2018

Important Notice regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on [●], 2018: The Notice of Special Meeting of Shareholders and Proxy Statement are available on the Internet at www.[●].com.

To the shareholders:

Notice is hereby given that a special meeting (the “Meeting”) of shareholders (herein referred to as “shareholders”) of High Income Securities Fund (f/k/a Putnam High Income Securities Fund), a Massachusetts business trust (the “Fund”), will be held on [●], 2018 at 11:00 AM, Eastern time, at the offices of U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, 4th Floor, Milwaukee, Wisconsin 53202, for the following purposes:

(1)
To change the nature of the Fund’s business from being an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and to de-register the Fund as an investment company with the Securities and Exchange Commission (the “SEC”);

(2)	To approve the reorganization of the Fund from a Massachusetts business trust into a newly established Delaware corporation; and

(3)	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

You are entitled to vote at the Meeting and any adjournment or postponement thereof if you owned shares of the Fund at the close of business on [●], 2018.  If you attend the Meeting, you may vote your shares in person.  Whether or not you expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope so that a quorum will be present and a maximum number of shares may be voted.  You may change your vote at any time by submitting a later-dated proxy or by voting at the Meeting.

By order of the Board of Trustees,

Phillip Goldstein
Chairman of the Board

[●], 2018

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Your vote is important no matter how many shares you own
Please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the postage paid envelope provided.  If you sign, date and return the proxy card but give no voting instructions, your shares will be voted “FOR” the proposal to permit the Fund to change the nature of its business and to de-register as an investment company under the 1940 Act with the SEC (i.e., Proposal 1), “FOR” the proposal to approve the reorganization of the Fund into a Delaware corporation (i.e., Proposal 2), and, in the proxies’ discretion, either “FOR” or “AGAINST” any other business that may properly arise at the Meeting.  In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing in your enclosed proxy card promptly.

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Instructions for signing proxy cards

The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

1. Individual accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All other accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid signature
Corporate accounts
(1) ABC Corp.	ABC Corp.
John Doe, treasurer
(2) ABC Corp.	John Doe, treasurer
(3) ABC Corp. c/o John Doe, treasurer	John Doe
(4) ABC Corp. profit sharing plan	John Doe, trustee

Partnership accounts
(1) The XYZ partnership	Jane B. Smith, partner
(2) Smith and Jones, limited partnership	Jane B. Smith, general partner

Trust accounts
(1) ABC trust account	Jane B. Doe, trustee
(2) Jane B. Doe, trustee u/t/d 12/18/78	Jane B. Doe

Custodial or estate accounts
(1) John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., executor

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High Income Securities Fund
 (f/k/a Putnam High Income Securities Fund)
777 East Wisconsin Avenue, 4th Floor
Milwaukee, Wisconsin 53202

PROXY STATEMENT
[●], 2018

Introduction

Special Meeting of Shareholders to be Held on [●], 2018

This proxy statement (the “Proxy Statement”) is furnished to the shareholders  of High Income Securities Fund (f/k/a Putnam High Income Securities Fund), a Massachusetts business trust (the “Fund”) in connection with the solicitation by the Fund’s Board of Trustees (the “Board”) of proxies to be used at the special meeting (the “Meeting”) of the shareholders of the Fund to be held on [●], 2018, at [11:00 AM], Eastern time, at the offices of U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, 4th Floor, Milwaukee, Wisconsin 53202, or any adjournment or postponement thereof.  This Proxy Statement and the related proxy card will first be mailed to shareholders on or about [●], 2018 and an electronic copy is available at www.highincomesecuritiesfund.com.

Quorum.  The presence, in person or by proxy, of shareholders owning at least thirty percent (30%) of the shares entitled to vote on [●], 2018  shall constitute a quorum for the transaction of business at the Meeting.

Required Vote for Adoption of Proposals.  Proposal 1 (to change the nature of the Fund’s business so as to cease to be an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and de-register with the Securities and Exchange Commission (the “SEC”)) requires the affirmative vote of “a majority of outstanding voting securities” (as such term is defined in the 1940 Act).  For this purpose, a vote of a “majority of outstanding voting securities” of the Fund is the lesser of: (a) sixty-seven percent (67%) or more of the voting securities present at the Meeting, if the holders of more than fifty percent (50%) of the outstanding voting securities of the Fund are present or represented by proxy; or (b) fifty percent (50%) or more of the outstanding voting securities of the Fund.

Proposal 2 (to approve the reorganization of the Fund from a Massachusetts business trust into a newly established Delaware corporation) requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote.

As otherwise used herein, “shares” means all of the outstanding transferable units of interest into which the beneficial interest in the Fund shall be divided into from time to time, which such shares will vote together as a single class.  Each full share is entitled to one vote, and each fractional share is entitled to a proportionate share of one vote.

A broker non-vote occurs when the broker returns a properly executed proxy for shares held by the broker for a customer but does not vote on a matter because the broker does not have discretionary voting authority and has not received instructions from the beneficial owner.  Abstentions and broker non-votes, if any, will be counted as shares present for purposes of determining whether a quorum is present at the Meeting but will have the same effect as votes cast against each of the proposals.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact.  If you give no voting instructions, your shares will be voted FOR Proposals 1 and 2, and, in the proxies’ discretion, either FOR or AGAINST any other business that may properly be presented at the Meeting (e.g., adjourning the Meeting to a later date).

You may revoke any proxy card by (i) submitting a written notice of revocation to the Fund prior to the Meeting being convened, (ii) by properly executing and submitting a later-dated proxy, or (iii) by attending the annual meeting and voting in person.  If your shares are held in street name through a bank, broker or other financial intermediary, please check your voting instruction form or contact your bank, broker or other financial intermediary for instructions on how to change or revoke your vote.

As of the record date, [●], 2018, the Fund had outstanding [●] shares.

The Fund has made arrangements for assistance with the solicitation of proxies, as described in the section below entitled, “Solicitation of Proxies.”

The Fund’s annual report containing financial statements for the fiscal year ended August 31, 2017 has previously been mailed to shareholders.  Shareholders may request, without charge, additional copies of the Fund’s annual report and the most recent semi-annual report preceding such annual report by writing the Fund, c/o U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, 4th Floor, Milwaukee, Wisconsin 53202.  These reports are also available on the SEC’s website, www.sec.gov.

If shareholders of the Fund do not approve both proposals, the Fund will continue to operate as a registered investment company (a “RIC”) under the 1940 Act and remain a Massachusetts business trust.

Board Recommendation

The Board unanimously recommends that shareholders vote “FOR” each proposal.

Proposal 1.
 To change the nature of the Fund’s business and to de-register as an investment company under the 1940 Act

Proposal 1 relates to the Fund ceasing to be an investment company including de-registering as an investment company with the SEC under the 1940 Act (the “De-registration”).  By voting FOR the De-registration, you will be agreeing to the Fund’s plan to operate businesses directly or through companies in which the Fund has a majority or other controlling interest, to the Fund acquiring assets other than securities, and to the Fund seeking approval of the SEC to deregister as an investment company under the 1940 Act.  If Proposal 1 is approved, the Fund intends to continue to be a publicly traded company registered under Section 12(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

If the De-registration proposal is approved by the shareholders, and the Board elects to proceed with the De-registration, the Board will effect the De-registration at such time as it believes is appropriate and in the best interests of the Fund.  The Fund will continue to operate as a RIC until the De-registration is effected.

Background About the Fund

The Fund was formed on April 29, 1987 as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts.  On June 19, 1987, the Fund filed a registration statement on Form N-2 with the SEC registering as a closed-end diversified management investment company under the 1940 Act.  The Fund was formed to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.  As described in the Fund’s current registration statement on file with the SEC, the Fund invests primarily in high-yielding convertible securities and nonconvertible high-yielding, lower-rated or nonrated debt securities with the stated goals of seeking high current income as a primary objective and capital appreciation as a secondary objective.  The board has determined that the Fund may invest up to 10% of the value of its total assets in units, common stock, warrants, and other securities issued by special purpose acquisition companies (“SPACs” or “blank check” companies) that raise cash in an IPO and have a fixed period, generally two years or less, to complete an acquisition. Initially, a SPAC deposits its cash (less a relatively small portion to cover expenses) in a trust account which holds U.S. Government securities or other interest-bearing cash equivalents. If an acquisition is not completed by the pre-established deadline, the trust account is liquidated and the resulting cash is distributed to the SPAC’s stockholders.  Additionally in connection with the SPAC completing its initial acquisition, stockholders may elect to redeem their shares for their pro rata share of the value of the trust account.  Because SPACs have no operating history, the value of their securities (other than their common stock) is particularly dependent on the ability of management to identify and complete a profitable acquisition. In addition, these securities, which are often thinly traded, may be considered illiquid (until the earlier of the completion of an acquisition or liquidation of the trust account).

At the Fund’s annual meeting of shareholders convened on April 27, 2018 and adjourned until May 21, 2018 (the “May 2018 Meeting”), the shareholders voted to fix the number of trustees at seven (7) and to elect the following trustees: Phillip Goldstein, Rajeev Das, Andrew Dakos, Richard Dayan, Gerald Hellerman, Ben Harris and Moritz Sell.  The Fund’s investment manager prior to the May 2018 Meeting, Putnam Investment Management, LLC, terminated its investment advisory agreement with the Fund effective July 23, 2018, at which time the Fund became internally managed by the Board.

In addition, shareholders approved a proposal at the May 2018 Meeting requesting that the Board authorize a self-tender offer for at least fifty percent (50%) of the outstanding shares at or close to net asset value per share (“NAV”).  Pursuant to approval of the foregoing shareholder proposal, the Board approved a self-tender offer for at least fifty-five percent (55%) of the Fund’s outstanding shares at a price of not less than ninety-nine percent (99%) of NAV.  In anticipation of the proposed self-tender offer and De-registration, the Board voted to cause the Fund to convert all or substantially all of its portfolio investments into cash or cash equivalents and not to reinvest the proceeds or pay any dividends until further notice.

Summary of the De-registration

The Board determined, after due consideration, that the Fund should change its designation as an investment company under the 1940 Act and to recommend that the shareholders vote to provide the necessary authorization to effect the foregoing change.  This conclusion was based in substantial part on the Board’s belief that the appropriate business strategy to be pursued by the Fund would be becoming a holding company that owns a controlling interest in one or more operating businesses and/or to acquire assets other than securities.

The 1940 Act defines an investment company to include (i) any corporation which, on an unconsolidated basis, has, or proposes to have, more than forty percent (40%) of the value of its total assets (exclusive of U.S. Government securities and cash items) invested in investment securities (exclusive of such Government securities and securities issued by majority-owned subsidiaries which are not themselves investment companies and are not relying on certain exemptions from the definition of investment company) and (ii) any corporation which is, or holds itself out as being, primarily engaged in the business of investing, reinvesting or trading in securities.  The 1940 Act excludes from classification as an investment company (i) any corporation primarily engaged, directly or through a wholly-owned subsidiary or subsidiaries, in a business or businesses other than that of investing, reinvesting, owning, holding, or trading in securities and (ii) any corporation which the SEC determines and declares to be primarily engaged, either directly or through majority-owned subsidiaries, or controlled companies conducting similar types of businesses, in one or more businesses other than that of investing, reinvesting, owning, holding or trading in securities.

Effects of the De-registration

As a RIC, the Fund is subject to extensive regulation under the 1940 Act.  The 1940 Act, among other things, (i) regulates the composition of the Board; (ii) regulates the capital structure of the Fund by limiting the issuance of senior equity and debt securities and limiting the issuance of stock options, rights and warrants; (iii) prohibits certain transactions between the Fund and affiliated persons, including directors and officers of the Fund or affiliated companies; (iv) regulates the issuance of common stock at less than NAV; (v) regulates the form, content and frequency of financial reports to shareholders; (vi) requires the Fund to report its assets at their fair value rather than at cost in financial reports; (vii) requires that the Fund file with the SEC periodic reports designed to disclose compliance with the 1940 Act and to present other financial information; (viii) prohibits the Fund from changing the nature of its business or fundamental investment policies without the prior approval of its shareholders; (ix) prohibits pyramiding of investment companies and the cross ownership of securities; (x) provides for the custody of securities and bonding of certain employees; (xi) prohibits voting trusts; (xii) provides that no securities may be issued for services or for property other than cash or securities except as a dividend or a distribution to security holders or in connection with a reorganization; (xiii) regulates the manner in which repurchases of share may be effected; (xiv) regulates plans of reorganization; (xv) provides for enforcement by the SEC of the 1940 Act through administrative proceedings and court actions; and (xvi) creates a right in private persons to bring certain actions in Federal courts to enforce compliance with the 1940 Act.  Upon De-registration, the Fund would no longer be subject to the foregoing regulations, all of which are designed to protect the interests of the shareholders.  Instead, the Fund would operate as a public company that would continue to be listed on the New York Stock Exchange, and the stockholders would no longer be afforded the regulatory protections or incur the regulatory costs of being an investment company registered under the 1940 Act.

The following table outlines the current structure and governance of the Fund and certain key similarities and differences in the structure and governance of the Fund following de-registration.  For purposes of clarity in highlighting such similarities and differences, the following table refers to the Fund following the de-registration as the “Company.”

	Currently	After De-registration
Governance
The 1940 Act requires that the Fund be managed by a board of directors, at least 40% of whom are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act.  The Fund currently has seven (7) trustees, at least four (4) of whom are not interested persons of the Fund.  The Fund’s Board of Trustees serves in an equivalent capacity as a Board of Directors. (Messrs. Dakos, Das and Goldstein may be deemed to be “interested persons” of the Fund because of their ownership in or employment by Bulldog Investors, which, together with its affiliates, owns greater than ten percent (10%) of the Fund’s outstanding shares.)  Until, July 23, 2018, the day-to-day management of the Fund was performed by an external manager.

The Company will continue to be managed by its Board and its officers.  The Board will maintain substantially similar power, authority and discretion as the Board had before de-registration.  The Company’s Board will likely appoint executive officers to manage the day-to-day operations of the Company but may engage external management for such purpose.

Financial Leverage
The 1940 Act restricts the extent to which the Fund may utilize financial leverage.  The Fund may not incur indebtedness if, immediately after incurring such indebtedness, the Fund would have asset coverage (as defined in the 1940 Act) of less than 300% (i.e., for every dollar of indebtedness outstanding, the Fund is required to have at least three dollars of total assets).  The Fund may not issue preferred shares if, immediately after issuance, the Fund would have asset coverage (as defined in the 1940 Act) of less than 200% (i.e., for every dollar of preferred shares outstanding, the Fund is required to have at least two dollars of total assets).
The Company will not be subject to regulatory restrictions on its ability to utilize financial leverage.

Capital Structure
The 1940 Act limits the Fund’s capital structure, including limiting the Fund to one class of outstanding indebtedness and one class of outstanding preferred shares, restricting the issuance of stock options, rights and warrants, prohibiting the issuance of securities for services or for property other than cash or securities and restricting the sale of shares at a price below NAV.

The Company will not be subject to regulatory restrictions on its capital structure and may issue classes of indebtedness and capital stock, including preferred stock with different rights, preferences and privileges than the common stock.  The Company will also be permitted to issue stock options, rights and warrants for services or for property other than cash or securities, and may sell shares at a price below NAV.

Voting Rights	The 1940 Act requires that all shares must have equal voting rights, except special voting rights to preferred stockholders.
The Company’s shares will not be required to have equal voting rights; however, it is not anticipated that there will be any change in the voting rights associated with shares of the Company as a result of De-registration.  Nonetheless, in the future, the Company may issue classes or series of capital stock with voting rights that are different than those associated with the common stock.

Affiliated Transactions
The 1940 Act imposes restrictions on the Fund’s ability to engage in transactions with affiliated persons, including directors and officers of the Fund, the Fund’s investment manager and its affiliates and other affiliated companies, unless such transactions are exempted by the SEC.  These prohibitions generally apply to buying and selling securities and other property to or from affiliated persons; borrowing money from or lending money to affiliated persons; or participating in joint transactions or profit sharing arrangements with affiliated persons.

The Company will not be subject to regulatory restrictions on its ability to engage in transactions involving affiliated persons.  While such transactions may involve increased risk to stockholders as a result of the conflicts of interest involved, the ability to engage in these transactions may also provide additional flexibility in managing the Company’s business and to provide financial assistance to the Company.

Tax Status
The Fund has qualified for and elected tax treatment under subchapter M of the Internal Revenue Code, as amended, as a regulated investment company.  As a result, the Fund pays no federal income taxes provided it distributes substantially all of its income annually.
The Company will not be taxed as a regulated investment company, but rather, will be taxed as a C-Corporation and will not be required to make any distributions to its stockholders.
Changes to Investment Restrictions and Policies	The 1940 Act requires shareholder approval for changes to certain “fundamental” investment objectives, restrictions and investment policies.	The Company will not be subject to any regulatory restrictions under the 1940 Act on its ability to change its investment restrictions and policies.
Custody of Fund Assets
The 1940 Act requires the Fund to maintain its securities and other investments with certain types of custodians under conditions designed to assure the safety of the fund’s assets.  The Fund’s custodian is currently U.S. Bank, NA.

The Company may maintain its securities and other investments as it sees fit. However, it is anticipated that U.S. Bank, NA will continue to have custody of the Fund’s cash and cash equivalent securities following the De-registration.

Financial and Other Reporting
The 1940 Act requires the Fund to provide shareholders with annual and semi-annual reports, which are also filed with the SEC on Form N-CSR and subject to certification pursuant to the Sarbanes-Oxley Act, file with the SEC annual and semi-annual reports on Form N-SAR (and Form N-CEN, which will replace Form N-SAR), quarterly reports regarding portfolio holdings on Form N-Q (and Form N-PORT, which will replace Form N-Q) and annual reports regarding proxy voting on Form N-PX and imposes other SEC reporting obligations.

The Company will not file reports with the SEC on Form N-CSR, Form N-SAR (and Form N-CEN, which will replace Form N-SAR), Form N-Q  (and Form N-PORT, which will replace Form N-Q) or Form N-PX.  However, as a company registered under Section 12(b) of the Exchange Act, the Company will be required to file annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K; provided further, however, that the regulatory requirements specifically applicable to financial statements of registered investment companies will no longer apply to the financial statements included therein, which will result in changes in the manner in which certain financial information of the Company is presented in its financial statements.

Compliance Policies and Procedures
The 1940 Act requires the Fund to have a written code of ethics and compliance policies and procedures reasonably designed to prevent violations of federal securities laws and a chief compliance officer charged with administering these policies.

The Company will not be subject to the 1940 Act requirements to maintain a written code of ethics, compliance policies or a chief compliance officer charged with administering such policies; however, consistent with the requirements of the New York Stock Exchange, the Company intends to adopt a code of ethics applicable to its senior management and board of directors.

Inspection by the SEC	As a RIC, the Fund is subject to regulation and inspection by the SEC.
The Company will not be subject to regulation under the 1940 Act as an investment company or inspection by the SEC; however, the Company will be subject to regulation by the SEC as a company registered under Section 12(b) of the Exchange Act.

Reasons for the Proposed De-registration

Investment Strategy and Operations.

The Board believes that following the proposed self-tender offer, the Fund’s expected smaller asset size would cause its annual expense ratio to increase, thereby adversely affecting the Fund’s performance and reducing the yield to stockholders.  The Board believes that enabling the Fund to operate businesses directly or through companies in which it has a majority or other controlling interest and acquiring assets other than securities that are attractive investments but cannot legally be acquired if it is an investment company may lead to more favorable results over time because adopting such a business strategy would eliminate the regulatory costs it would incur by remaining a RIC.  Also, the Board believes that as a result of federal legislation adopted in 2017 that significantly reduced the corporate tax rate, the benefit to shareholders of remaining a RIC has been reduced.  In sum, the Board believes de-registration as a RIC is likely to provide better long-term stock performance than operating the Fund as a RIC.

The Board expects to seek returns for the Fund primarily from the performance of one or more operating businesses in which it would hold a majority or other controlling interest and from acquiring and owning assets that are not securities but that may provide income or increase in value.  This Proposal would permit the Fund to participate more directly and extensively in the management of its controlled companies.  Further, the Fund may continue investing a limited percentage of its total invested assets in investment securities, although the extent of such investing would be consistent with exclusion of the Fund from the definition of investment company under the 1940 Act.  The Fund may also continue to invest in U.S. government securities.  There can be no assurance, however, that as an operating company the Fund will be successful in producing earnings or realizing gains or that the Fund’s participation in management of its operating business will be beneficial.

As of July 23, 2018, the Fund’s agreement with its investment manager was terminated, and the Fund’s Board and officers assumed responsibility for the management of the Fund’s business.  Certain members of the Board have had significant experience in managing various operating businesses over the years, although these may or may not be the same types of businesses in which the Fund may acquire an interest.  Depending upon the nature of the operating business pursued by the Fund, the Fund may employ additional staff and may engage third parties to assist it in locating appropriate business opportunities.  The costs related to such possibilities are not presently known and could be more or less than the expenses currently incurred by the Fund as an investment company.  In addition, certain members of the Board have had significant experience in investing in assets that are not securities.

The Board also considered that De-registration is expected to result in a substantial reduction in the regulatory burden to which the Fund has been and is currently subject, which is expected to result in decreased administrative costs.  Upon De-registration, the Fund would cease to be subject to the regulations of the 1940 Act and would no longer be required to file certain reports with the SEC, which could result in significantly increased operational flexibility and cost savings.  The Board also considered that as a result of De-registration stockholders would lose the protective safeguards of the 1940 Act.  The Fund has historically incurred significant general and administrative costs in order to comply with the regulations imposed by the 1940 Act.   including substantial legal and accounting fees.  Given the Fund’s estimated relative size and net income following the completion of the proposed self-tender offer,  the Board has determined that it would be in the best interest of shareholders to cease to be regulated under the 1940 Act.

Further, as an operating company, the Fund would record its investments at market value similar to an investment company; however, in some cases, where the company has significant investments (ownership of 20% or more of a company’s voting share), the Fund may be able to include in its reported earnings and assets its proportionate share of the earnings or losses of the investee company and valuation of such significant investments would be valued on the Fund’s balance sheet in accordance with U.S. generally accepted accounting principles, provided that the investment and related control would not be deemed temporary.  In contrast, an investment company would record as income any dividends received and the change in its assets would reflect changes in the valuation of its portfolio of securities and other assets.  As a result, it is possible that the valuation of the assets held by the Fund as an operating company would no longer be subject to a requirement to determine fair market value, to the extent such assets are accounted for on an equity or consolidated basis.

After considering these and other factors, including the risk factors outlined below, the Board determined that De-registration would be in the best interests of the Fund and its shareholders.

Risk Factors

Entry into New Businesses.  Becoming an operating company would allow the Fund to acquire or develop, directly or through one or more subsidiaries, businesses in which the Fund has no experience or operating history.  There can be no assurance that the Fund will be able to implement its proposed business plans or, if implemented, that they would be successful.

Concentration and Illiquidity.  The Fund’s assets may be invested in relatively few companies to be owned as operating companies and/or assets that are not securities.  The Fund was formed to invest in relatively liquid high-yielding convertible securities and nonconvertible high-yielding, lower-rated or non-rated debt securities with the stated goals of seeking high current income as a primary objective and capital appreciation as a secondary objective.  At present, substantially all of the Fund’s assets are comprised of cash and cash equivalents with the exception of a small percentage of certain investment securities that are not readily marketable.

The strategy to be pursued by the Fund following the approval of this Proposal by the shareholders would involve acquiring one or more operating businesses and/or securities assets that are not securities and, to the extent permitted without being required to register as an investment company under the 1940 Act, securities, all of which may be less liquid than publicly traded securities.  This represents a significant change in strategy from the Fund’s past operations as an investment company investing in relatively liquid high-income securities.

The failure of the business or businesses the Fund acquires or operates could have a significant adverse effect on the Fund’s share price.  The investment return to shareholders would be, in part, dependent upon the performance of one or a few operating businesses or assets that are not securities rather than a diversified portfolio of investment securities.  Additionally, the Fund could be more susceptible to economic and political developments than is currently the case.  In addition to the general risks of concentration, there are specific risks attributable to concentration in the industries in which the Fund may focus.  The Fund has not yet identified any specific industries or operating businesses in which it will focus its operations following the de-registration.

Increased Exposure to Portfolio Risk.  While the types of investments made by the Fund are subject to interest rate risk, the Fund’s exposure to the risk of default with respect to those investments was generally minimal.  Following the approval of this Proposal, this policy would be changed by the Board and the Fund would no longer be required to invest any portion of its portfolio in such securities.  Therefore, because the Fund would not reinvest its current holdings (i.e., the cash and cash equivalents generated by the Fund’s sale and/or liquidation of all or a substantial percentage of its prior portfolio investments) in such securities, it could be subject to a greater degree of risk with respect to the financial stability and business operations of the business or businesses which the Fund may acquire.

Trading in the Fund’s share may become more illiquid and volatile following de-registration.  The Fund’s share is currently traded on the New York Stock Exchange and the trading price of the Fund’s stock is usually correlated with and at a discount to the Fund’s NAV.  Following the proposed self-tender offer, the number of shares and aggregate market value of the Fund’s share outstanding and in the public float will decrease significantly.  Further, as a result of the De-registration, the Fund will no longer operate as an investment company and its share will likely trade based on the Fund’s operating performance, prospects, market factors and other factors investors consider when evaluating operating and holding companies, rather than based on net asset value.  Accordingly, the Fund’s share may become more illiquid and trade less frequently with more volatility than in the past.

The Fund does not expect to pay dividends following de-registration and expects to conserve its cash to fund its proposed operations.  As a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund is required to distribute to its shareholders on an annual basis at least 90% of its ordinary income and realized short-term capital gains in excess of realized short-term capital losses, if any.  Following the de-registration, the Fund will no longer qualify as a RIC and it intends to use its assets to acquire a controlling interest in one or more operating businesses and/or acquire assets that are no securities and, thereafter, to fund its operating businesses.  As a result, the Fund does not expect to pay dividends following the proposed de-registration.  Accordingly, shareholders must rely on sales of their shares as the only way to realize a return on their investment and such return may be negative.

Federal Income Tax Treatment.

The Fund has qualified for and elected tax treatment under subchapter M of the Code as a RIC.

A RIC, unlike an ordinary corporation, pays no federal income taxes on that portion of its annual income distributed to shareholders, provided that at least 90% of such income is so distributed.  As a consequence of this special tax treatment, a RIC is required to act largely as a passive investment vehicle, limited in its scope of permissible investments and in its ability to manage directly such investments.

Following the approval of this Proposal and the commensurate change in the Fund’s business to that of an operating company, the Fund would cease to be taxed as a RIC and instead would be taxed as a C-corporation.

If taxed as a C-corporation for federal income tax purposes, the Fund’s total net income would be subject to federal taxation at the corporate level.  To the extent that such income is distributed to shareholders, these distributions may also subject to taxation at the shareholder level as ordinary income and the Fund gets no deduction for such distributions.  In addition, if the Fund ceases to be taxed as a RIC, it may become subject to certain state and local taxes to which it is not currently subject.

In addition, as a RIC, the Fund is required to distribute substantially all of its income each year to shareholders.  After the Fund ceases to be taxed as a RIC, it will no longer be subject to this requirement, and the determination of whether to make distributions, if any, to shareholders will be made by the Board.  Although no determination has yet been made as to the Fund’s distribution policy, in the event this Proposal is approved, it is likely that the Board will determine that all of the Fund’s working capital is required for its operations and that, accordingly, no distributions should be made for the foreseeable future.  In that event, and for so long as such policy is in place, shareholders would receive no current income from their investment in the Fund.

Procedures after Shareholder Approval.  Following shareholder approval of this Proposal, the Fund intends to apply to the SEC for an order under Section 8(f) of the 1940 Act declaring that it has ceased to be an investment company and that its registration statement is no longer in effect, at such time as the Board determines it is appropriate and in the best interest of the Fund.  The Fund will continue to operate as a RIC until the De-registration is effected.  After reviewing the application, the SEC can require the Fund to supply additional information, which may result in one or more amendments to the application.  The SEC can on its own motion or on the motion of any interested party order a public hearing on the application.  It cannot be stated with certainty whether or when the SEC will grant the Fund’s application, and the Fund anticipates it would take approximately two to three months from the date of filing to obtain a deregistration order.

If the proposal is approved and if, as a result of a change in the nature of the Fund’s operations the SEC should approve deregistration under Section 8(f) of the 1940 Act, shareholders would no longer have the benefit of the significant regulatory protections provided by the 1940 Act as outlined above.

However, following the De-registration, the shareholders would continue to have the protections afforded by the Exchange Act, which regulates publicly traded companies, including the following: soliciting proxies from shareholders, filing interim and annual reports with the SEC, filing securities ownership reports by directors, officers and principal shareholders, and restrictions on engaging in insider trading in securities, using manipulative devices in connection with certain security transactions, and making misleading statements in reports or documents filed with the SEC.  The protections of the 1940 Act, as described above, are substantive in nature, and thus differ in both nature and quality, from the requirements of the Exchange Act, which relate primarily to disclosure and reporting.

Until the SEC issues a deregistration order, and pending the conclusion of the proposed self-tender offer, the Fund will continue to hold only cash and cash equivalents and will not invest in other securities permitted by its current prospectus.  Upon issuance of an order of deregistration, the investment policies will cease to be effective and will no longer control the Fund’s affairs.

Required Vote

Approval of the Fund’s De-registration requires the affirmative vote of “a majority of outstanding voting securities” which is the lesser of: (a) sixty-seven percent (67%) or more of the voting securities present at the Meeting, if the holders of more than fifty percent (50%) of the outstanding voting securities of the Fund are present or represented by proxy; or (b) fifty percent (50%) or more of the outstanding voting securities of the Fund.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 1 TO CHANGE THE NATURE OF THE FUND’S BUSINESS AND TO DE-REGISTER AS AN INVESTMENT COMPANY UNDER THE 1940 ACT WITH THE SEC.  ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” THE APPROVAL OF THIS PROPOSAL.

Proposal 2.
 Reorganization

Proposal 2 relates to the reorganization (the “Reorganization”) of the Fund from a Massachusetts business trust into a newly formed Delaware corporation (the “Company”), pursuant to an Agreement and Plan of Reorganization for a Change of Domicile (the “Plan”) substantially in the form attached as Exhibit A and in accordance with the Fund’s Amended and Restated Agreement and Declaration of Trust, dated as of January 24, 2014, as amended (the “Trust Agreement”) and the Fund’s Amended and Restated Bylaws, dated as of October 17, 2014, as amended (the “Fund’s Bylaws” and together with the Trust Agreement, the “Massachusetts Organizational Documents”).  By voting FOR the Reorganization, you will be agreeing to become a stockholder of the Company and consenting to the execution of the Plan by the Board on behalf of the stockholders.  Under the Plan, the Fund will be reorganized into the Company.  The Reorganization will only be effected if the De-registration set forth in Proposal 1 is approved by the shareholders and effected by the Board.  The Reorganization is expected to occur shortly after the later of (i) SEC approval of the De-registration and (ii) consummation of the proposed tender offer in accordance with the terms of the Plan.

Information Regarding the Proposed Reorganization

The Fund was organized as a Massachusetts business trust in 1987, a popular form of organization for investment companies.  In connection with the de-registration of the Fund as an investment company under the 1940 Act, the Fund has determined to effect the Reorganization.  The Reorganization will allow the Fund to utilize a corporate structure better suited for a public company which is not an investment company.

In unanimously approving the Reorganization, the Board determined that the Reorganization would be in the best interests of the Fund and its shareholders.  The following are among the factors the Board evaluated in determining that the Reorganization would be in the best interests of the Fund and its shareholders:

More Legal Certainty.  For many years, Delaware has followed a policy of encouraging incorporation in Delaware and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws.  Many companies have chosen to incorporate in Delaware, or to reincorporate in Delaware in a manner similar to the Reorganization.  The Reorganization will enable the Company and its stockholders to take advantage of the following benefits of incorporation in Delaware:

•
A well-established body of case law construing the Delaware General Corporation Law (the “DGCL”), which has been developed over the last century, thus providing a greater measure of predictability than the limited body of case law pertaining to Massachusetts business trusts;

•
The certainty afforded by the well-established principles of corporate governance under Delaware law, including the DGCL, which should, among other benefits, attract and retain outstanding directors and officers;

•	One of the most advanced and flexible corporate statues in the country;

•
The Delaware Court of Chancery, which brings to its handling of complex corporate issues a level of experience, a speed of decision, and a degree of sophistication and understanding unmatched by any other court in the country; and

•	The Delaware General Assembly, which each year considers and adopts statutory amendments that are designed to meet changing business needs.

Opportunity to Modernize Governing Instruments.  The Massachusetts Organizational Documents do not reflect the current governing framework available to business entities.  The Reorganization will have the benefit of eliminating any outdated provisions, and adding more modern provisions that could benefit the Company’s stockholders by increasing flexibility of operations and governance.  For example: (1) the Massachusetts Organizational Documents have more stringent shareholder voting requirements for reorganizations and mergers than the current governing framework available to Delaware corporations; and (2) Delaware law provides more flexibility to entities in litigation, as a Delaware corporation can be a named litigant, whereas in Massachusetts, a lawsuit must be brought by the trustees, as a business trust cannot bring a lawsuit directly.

Comparison of Shareholder Rights Before and After Reorganization

Due to differences between the laws governing a Massachusetts business trust and the DGCL, as well as differences between the Massachusetts Organizational Documents and the proposed Certificate of Incorporation of the Company (the “Delaware Charter”) and the proposed Bylaws of the Company (the “Delaware Bylaws” and together with the Delaware Charter, the “Delaware Organizational Documents”), the Reorganization will effect some changes in the rights of shareholders.  Summarized below is a comparison of significant rights of shareholders before and after the Reorganization.

The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences between the DGCL and the Delaware Organizational Documents, on the one hand, and the laws governing a Massachusetts business trust and the Massachusetts Organizational Documents, on the other hand.  The summary below is qualified in its entirety by reference to the actual text of the General Laws of the Commonwealth of Massachusetts (as amended) and the DGCL, as well as by the Massachusetts Organizational Documents and the Delaware Organizational Documents attached hereto as Exhibits B and C, respectively.

	Massachusetts	Delaware
Name	High Income Securities Fund	To be determined by the trustees of High Income Securities Fund prior to formation of the Delaware Charter.
Authorized Capital Stock:
The Trust Agreement does not limit the number of shares of beneficial interests in the Fund that the Fund may issue.  Each share of beneficial interests represents an equal proportionate interest in the Fund with each other share, none having a priority or preference over another.
The Delaware Charter will authorize [●] shares, par value $0.001 per share, of which [●] shares will be designated as common stock, and [●] shares designated as preferred stock.

Massachusetts	Delaware
Ownership of Assets	Under the Trust Agreement, title to all assets of the Fund are considered as vested in the Trustees.	Under the DGCL . . . .
Shareholder Voting Rights:
Generally, under the Trust Agreement, each shareholder has the power to vote on the following matters: (i) the election of trustees, (ii) the removal of trustees, (iii) the appointment of an investment manager, (iv) the termination of the Fund, (v) any merger, consolidation or sale of assets of the Fund outside the ordinary course of business of the Fund, (vi) the conversion of the Fund from a “closed-end company” to an open-end company” under the 1940 Act, (vii) any amendment to the Trust Agreement, and (viii) such other matters as required by the SEC or as the Trustees may consider necessary or desirable.
Under the Delaware Charter, each holder of common stock will be entitled to one vote for each share held on all matters submitted to a vote of stockholders.
Cumulative Voting Right:	Under the Trust Agreement, there is no cumulative voting in the election of trustees.	Under the DGCL and the Delaware Organizational Documents, the holders of common stock will not have cumulative voting rights in the election of directors.
Number and Classification of Trustees/Directors:
The Trust Agreement provides that the Fund shall have not less than 3 trustees, each of whom shall serve until the Fund’s next annual meeting or special meeting in lieu thereof and until the election and qualification of his or her successor, or until he or she sooner dies, resigned or is removed.

The Delaware Organizational Documents provide that the directors will be divided into three classes, designated Class I, Class II and Class III.  Class I, Class II and Class III directors will serve until the first, second and third, annual meeting, respectively, after the Delaware Charter is filed with the Secretary of State of the State of Delaware and, thereafter for a three-year term and until his or her successor shall be elected and qualified or earlier resignation or removed from office.

Removal of Directors:	Under the Trust Agreement, a trustee may be removed (i) by vote of the holders of 2/3 of the outstanding shares at a meeting called for the purpose or (ii) by vote of 2/3 of the trustees.
Under the Delaware Organizational Documents, a director may be removed, with or without cause, by the holders of at least a majority of the outstanding shares of capital stock then entitled to vote at an election of directors.

Special Meetings of Stockholders:
Under the Trust Agreement, a special meeting of stockholders may be called for the purpose of taking action upon any matter requiring the vote or authority of the shareholders or upon any other matter deemed by the trustees to be necessary or desirable.

Under the DGCL, a special meeting of stockholders of a corporation may be called by the board of directors or such persons as may be authorized by the corporation’s certificate of incorporation or bylaws.

Massachusetts	Delaware
Special Meetings of Board:
Under the Fund’s Bylaws, a special meeting of the trustees may be held at any time and place when called by the Chair of the trustees, the President, the Executive Vice President or the Treasurer or by two or more trustees (as each term is defined in the Fund’s Bylaws), sufficient notice thereof being given to each trustee by the clerk or an assistant clerk (as each term is defined in the Fund’s Bylaws) or by the officer or the trustees calling the meeting.
The Delaware Bylaws provide that special meetings of the Board may be called by the Chief Executive Officer, Chairman of the Board, Vice Chairman of the Board (if any) or by a majority of the Board.
Stockholder Action by Written Consent:
The Trust Agreement provides that any action taken by the shareholders may be taken without a meeting if a majority of shareholders entitled to vote on the matter (or such larger proportion thereof as required by any express provision of the Trust Agreement or Fund’s Bylaws) consent to the action in writing and such written consents are filed with the records of the meetings of shareholders.

The DGCL permits corporate action without a meeting of stockholders of a corporation upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the corporation’s certificate of incorporation expressly provides otherwise.

Quorum of Stockholders:	Under the Trust Agreement, 30% of shares entitled to vote shall be a quorum for the transaction of business at a shareholders meeting.
Under the Delaware Bylaws, the holders of one-third in voting power of the shares outstanding and entitled to vote at a stockholders meeting, present in person or represented by proxy, will constitute a quorum.

Advance Notice Procedures for Stockholder Proposal or Director Nomination:
Under the Fund’s Bylaws to be timely, a shareholder’s notice in respect of an annual meeting or a special meeting in lieu of an annual meeting (each, an “Annual Meeting”) shall be delivered to the clerk of the Fund at the principal executive offices of the Fund not less than 60 nor more than 90 days prior to the anniversary date of the immediately preceding Annual Meeting; provided, however, if and only if the Annual Meeting is not scheduled to be held on a date that is within 30 days before or after such anniversary date, notice by the shareholder in order to be timely must be so received no later than the close of business on the 10th day following the earlier of the date on which notice of the date of the annual meeting was first mailed to shareholders and the date on which the date of the Annual Meeting was publicly announced or disclosed.

A stockholder entitled to vote at an annual meeting may request business to be brought before that meeting and may nominate a person for election as a director, in each case, by providing written notice as set forth in the Delaware Bylaws to our Secretary not less than 90 nor more than 120 days prior to the first anniversary of the date of our preceding year’s annual meeting of stockholders.  If the Company did not hold an annual meeting the previous year or it date of the annual meeting is changed more than 30 calendar days earlier or more than 60 calendar days later than such anniversary date, notice by the stockholder in order to be timely must be so delivered or received no earlier than the close of business on the 120th calendar day prior to the date of such annual meeting and not later than the close of business on the later of the 90th calendar day prior to the date of such annual meeting or, if the first public disclosure of the date of such annual meeting is made or given to stockholders less than 100 calendar days prior to the date of such annual meeting, the 10th calendar day following the earlier of (i) the day on which such notice of the date of the meeting was mailed to stockholders or (ii) the day on which public disclosure of the date of such annual meeting is first made by the Company.

Massachusetts	Delaware
Business Combinations with Interested Stockholders:	Not addressed in the Massachusetts Organizational Documents.
Section 203 of the DGCL provides that, subject to certain exceptions specified therein, a corporation may not engage in any business combination with any “interested stockholder” for a three-year period following the date that such stockholder becomes an interested stockholder unless:

(1)   prior to such date, the board of directors approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

(2)  upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by directors who are also officers and employee stock purchase plans in which employee participants do not have the right to determine confidentially whether plan shares will be tendered in a tender or exchange offer); or

(3)  on or subsequent to such date, the business combination is approved by the board of directors and by the affirmative vote at an annual or special meeting, and not by written consent, of at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Except as specified in Section 203 of the DGCL, an interested stockholder is defined to include (a) any person that is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation, at any time within three years immediately prior to the relevant date, and (b) the affiliates and associates of any such person.

Massachusetts	Delaware
Mergers and Acquisitions:
The Trust Agreement provides that the Fund may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of its assets, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of stockholders called for the purpose by the affirmative vote of the holders of not less than two-thirds of the shares entitled to vote; provided, however, that if such merger, consolidation, sale, lease or exchange is recommended by at least two-thirds of the total number of trustees then in office, the vote of the holders of a majority of the shares entitled to vote shall be sufficient authorization.

Under the DGCL, a merger, consolidation, sale of all or substantially all of a corporation’s assets other than in the regular course of business or dissolution must be approved by the corporation’s board of directors and a majority of the outstanding shares entitled to vote.

 The Delaware Organizational Documents do not specify an additional voting power requirement.

Charter Amendments:
The Trust Agreement may be amended  at any time by an instrument in writing signed by a majority of the then trustees when authorized to do so by vote of shareholders holding a majority of the shares entitled to vote, except that an amendment amending or affecting the provisions of Section 1 of Article IV (Election of trustees), Sections 5 and 6 of Article IX (Merger, Consolidation and Sale of Assets and Conversion) or of the amendment provisions of the Trust Agreement shall require the vote of shareholders holding two-thirds of the shares entitled to vote.

The DGCL provides that a corporation may amend its certificate of incorporation upon the adoption of a resolution setting forth the proposed amendment by the board of directors and thereafter by the affirmative vote of holders of a majority of the outstanding shares entitled to vote on the matter, unless the certificate of incorporation provides for a different vote of the stockholders.

The Delaware Charter does not provide for a different vote of stockholders.

Bylaw Amendments:	The Fund’s Bylaws may be amended or repealed, in whole or in part, by a majority of the trustees then in office. The Fund’s Bylaws may not be amended by shareholders.
Under the DGCL, directors may amend the bylaws of a corporation only if such right is expressly conferred upon the directors in its certificate of incorporation.

The Delaware Bylaws may be amended by the vote of holders of a majority of the outstanding voting power of the shares of capital stock entitled to vote thereon, except that certain provisions of the Delaware Bylaws may only be amended by the affirmative vote of holders of two-thirds (2/3) of the outstanding voting power of the shares of capital stock entitled to vote thereon if such amendment has not received the prior approval of the Board, including those relating to:
(1)   meetings of stockholders;
(2)   structure and meetings of the Board;
(3)   nominations of directors;
(4)   exclusivity of the forum of the Delaware Court of Chancery;
(5)   control over the Bylaws;
(6)   indemnification of certain covered persons and
(7)  Requirements for stockholders to bring certain claims against directors and officers of the Company.

The Delaware Bylaws may also be amended by the Board.

Massachusetts	Delaware
Dividends/Distributions:
The Trust Agreement provides that the trustees may distribute to the shareholders such amounts as the trustees may determine.  Such distributions shall be made pro rata in proportion to the number of shares held by each shareholder and may be made in cash, shares, or other property, or a combination thereof as the trustees may determine.

Under the Delaware Organizational Documents, dividends on common stock may be declared by the Board and are subject to any preferential dividend or other rights of any then outstanding preferred stock and to the requirements of applicable law.

Limitation of Trustee/Director Liability:
The Trust Agreement provides that a trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the. office of trustee, and for nothing else.

The DGCL eliminates the liability of a director for monetary damages for breach of fiduciary duty, except for liability:

(1)  for any breach of the director’s duty of loyalty to the corporation or its stockholders;
(2)  for acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;
(3)  under Section 174 of the DGCL; or
(4)  for any transaction from which the director derived any improper personal benefit.

The Delaware Charter limits the liability of our directors in accordance with the DGCL.

Massachusetts	Delaware
Indemnification of Officers and Directors:
The Trust Agreement generally provides that the Fund shall indemnify each of its trustees and officers against all liabilities and expenses incurred by such person in connection with the defense or disposition of any threatened, pending, or contemplated action, suit or proceeding, except with respect to any matter as to which such person shall have been finally adjudicated in any such action, suit or proceeding (a) not to have acted in good faith, (b) not to have acted in the reasonable belief that such person’s action was in the best interests of the Fund or at least not opposed to the best interest of the Fund, (c) in the case of a criminal proceeding, to have had reasonable cause to believe his or her action was unlawful, or (d) to be liable to the Fund or its shareholders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in such conduct of such person’s office.  Expenses, including counsel fees incurred by such person, shall be paid from time to time by the Fund in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized by the Trust Agreement, subject to certain exclusions.

Pursuant to the DGCL, a corporation has the power to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a third-party action, other than a derivative action, and against expenses actually and reasonably incurred in the defense or settlement of a derivative action, provided there is a determination that the individual acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the individual’s conduct was unlawful.

The DGCL requires indemnification of directors and officers for expenses relating to a successful defense on the merits or otherwise of a derivative or third-party action.

The DGCL permits a corporation to advance expenses relating to the defense of any proceeding to directors and officers contingent upon such individuals’ commitment to repay any advances unless it is determined ultimately that such individuals are entitled to be indemnified.

Under the DGCL, the rights to indemnification and advancement of expenses provided in the law are nonexclusive, in that, subject to public policy issues, indemnification and advancement of expenses beyond that provided by statute may be provided by bylaw, agreement, vote of stockholders, disinterested directors or otherwise.

The Delaware Organizational Documents contain indemnification provisions consistent with the DGCL and provide for advancement of expenses to the maximum extent allowable under the DGCL.

Massachusetts	Delaware
Stock Redemption and Repurchases:	Under the Trust Agreement, the trustees have the power to purchase or otherwise acquire shares of beneficial interest in the Fund.
Under the DGCL, a corporation may purchase or redeem its own shares of capital stock, except when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation.

Voting and Proxies:
Under the Trust Agreement, shares may be voted in person or by proxy.  A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them.  A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise and, in the case of a challenge by any person other than the Fund, the burden of proving invalidity shall rest on the challenger.

Under the Delaware Bylaws, at meetings of stockholders for the election of directors at which a quorum is present where the number of director nominees is equal to the number of positions on the Board to be filled through election and proxies are solicited for such election of directors solely by the corporation, the affirmative vote of a majority in voting power of the shares of stock of the corporation that are voting in the election of directors shall be required to elect. In meetings of stockholders for the election of directors at which a quorum is present and the number of nominees for director exceeds the number of directors to be elected, a plurality of the votes cast shall be sufficient to elect a director.

Duration of Proxies:	Not addressed in the Massachusetts Organizational Documents.	Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years unless the proxy provides for a longer period.
Stockholders’ Right to Inspect Books and Records:
Under the Trust Agreement, the shareholders may inspect a copy of the Trust Agreement and each amendment thereto.

Under the Fund’s Bylaws, the trustees shall from time to time determine whether and to what extent, at what times and places and under what conditions and regulations any of the accounts and books of the Fund shall be open to the inspection of the shareholders, and no shareholder shall have any right to inspect any account or book or document of the Fund except as conferred by law or otherwise by the trustees or by the Fund’s Bylaws.

The DGCL provides that any stockholder of record may demand to examine the corporation’s stock ledger, a list of its stockholders and its other books and records for any proper purpose. If management of the corporation refuses, the stockholder can compel release of the books by court order.
There is no related provision in the Delaware Bylaws.

Appraisal and Dissenters Rights:	Not addressed in the Massachusetts Organizational Documents.
Under the DGCL, stockholders have appraisal rights in the event of certain corporate actions such as a merger or consolidation. These rights include the right to dissent from voting to approve such corporate action, and demand fair value for the shares of the dissenting stockholder.

If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholder meeting, a stockholder who wishes to assert dissenters’ rights must:

(1)  deliver to the corporation, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effected; and
(2)  not vote his shares in favor of the proposed action.

If fair value is unsettled, the DGCL provides for the dissenter and the corporation to petition the Delaware Court of Chancery.

Massachusetts	Delaware
Franchise Taxes:
The Fund is not subject to franchise taxes in the Commonwealth of Massachusetts; however, the Fund pays an annual filing fee of $[●] per year to remain registered in the Commonwealth of Massachusetts as a Massachusetts business trust.
Delaware will require that the Company pay annual franchise taxes determined by a formula based on the number of its authorized shares or its no-par capital, whichever would result in a lesser tax.
Exclusive Forum:
Under the Trust Agreement, any action brought by a shareholder under the Trust Agreement challenging the powers of the Trustees thereunder, alleging a breach of fiduciary duty by any trustee or officer of the Fund or otherwise involving primarily the internal affairs of the Fund may be brought only in the courts of the Commonwealth of Massachusetts.

The Delaware Bylaws provide that, with specified exceptions, the Delaware Court of Chancery will be the sole and exclusive forum for any derivative action or proceeding brought on behalf of the Company and all claims based upon a violation of a duty, pursuant to the DGCL or governed by the internal affairs doctrine, against any, current or former director or officer or other employee of the Company.

Possible Disadvantages of the Reorganization

Delaware imposes significantly greater annual franchise taxes and other fees on corporations incorporated in Delaware than the Fund. has historically paid to the Commonwealth of Massachusetts as an annual filing fee.  The annual franchise tax for a Delaware corporation is calculated either by the authorized number of shares or assumed capital methods, with the lesser tax being payable.  Based on the Fund’s total assets at [●], 2018 and the anticipated number of shares of common stock to be issued and outstanding following the Reorganization, the franchise tax in Delaware is estimated to be approximately $[●] per year.

Summary of the Plan

The Plan is subject to the approval by the Fund’s shareholders and certain other conditions.  A form of the Plan, which is summarized below, is attached as Exhibit A to this Proxy Statement.

Under the Plan, the Reorganization of the Fund will be accomplished by the transfer by the Fund of all of its assets to the Company in exchange solely for shares of common stock of the Company (the “New Company Shares”), the assumption by the Company of all liabilities of the Fund, and the distribution of New Company Shares to the stockholders of the Fund in complete liquidation of the Fund.

Subject to the conditions described in the Plan, on the Closing Date, the Fund will distribute, in complete liquidation, New Company Shares to each Fund shareholder, determined as of the close of business on the business day immediately preceding the Closing Date (the “Valuation Date”), of the Fund pro rata in proportion to such shareholder’s beneficial interest and in exchange for that shareholder’s Fund shares.

The number of full and fractional shares of the new Delaware Company that shareholders will receive in the Reorganization of the Fund will be equal to the number of full and fractional shares of the Fund held on the Closing Date and will be of the same share class as the shares owned on the Closing Date.

Subsequent to the Reorganization, the Fund will be terminated under Massachusetts law.

The Plan may be delayed or terminated and the Reorganization may be abandoned by the Board at any time prior to the Closing Date, before or after approval by the shareholders of the Fund, if circumstances should develop that, in the Board’s opinion, make the Reorganization inadvisable.  The Plan provides that either the Fund or the Company may waive compliance with any of the representations or conditions made by the Plan, [except that the Fund cannot waive the requirement to receive the opinion of counsel to the Fund,] on behalf of the Fund, substantially to the effect that, the Reorganization will constitute a tax-free reorganization for federal income tax purposes.  The Plan also provides that either the Fund or the Company may amend the Plan for the benefit of either the Fund or the Company, provided, however, that following the approval of the Plan by each of the Fund’s shareholders, no such amendment may have the effect of changing the provisions for determining the number of New Company Shares to be distributed to the Fund’s shareholders under the Plan to the detriment of Fund shareholders without their further approval.

NOTE: THE PLAN OF REORGANIZATION SHOULD INCLUDE THE FORM OF NOTICE INCLUDED IN THE TRUST AGREEMENT, ART. IX, SEC. 1, THIRD PARAGRAPH.

Effect of the Proposed Reorganization on the Shareholders

As a result of the Reorganization, shareholders of the Fund will become stockholders of the Company.  Immediately after the Reorganization, stockholders of the Company will own shares of the Company that are equal in number to the shares of the Fund that were held by those shareholders immediately prior to the Closing Date.

As the successors to the Fund’s operations, the Company will [adopt and succeed] to the registration of the Fund under Section 12(b) of the Exchange Act and listing of the Company’s shares on the New York Stock Exchange.

Because it is anticipated that the Reorganization will constitute a tax-free reorganization, it is also anticipated that stockholders will not recognize any gain or loss in connection with the Reorganization.

The foregoing is a general discussion and relates only to federal income tax consequences.  Shareholders should consult their tax advisers regarding the effect of a Reorganization that may result from their individual circumstances, as well as to the foreign, state, local, and other tax consequences of the Reorganization.

Expenses Related to the Reorganization.  The Fund will bear the cost of the Reorganization.

Required Vote.

Approval of the Reorganization requires the affirmative vote of a majority of the outstanding shares entitled to vote.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 2 FOR THE REORGANIZATION OF THE FUND FROM A MASSACHUSETTS BUSINESS TRUST INTO A NEWLY ESTABLISHED DELAWARE CORPORATION.  ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” THIS PROPOSAL.

Other Information

Beneficial Ownership of Shares

The following is based upon a review of public filings.  As of [●], 2018, management knew of the following persons who owned beneficially 5% or more of the shares of the Fund:

Title of class	Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class*

	Bulldog Investors, LLC Park 80 West – Plaza Two Pehle Ave., Suite 708 Saddle Brook, New Jersey 07663	1,988,616**

*	Percent of class is based on the number of shares outstanding as of [●], 2018.
**	Based on a Schedule 13D/A filed with the SEC with respect to the Fund on June 29, 2018 by Bulldog Investors, LLC

Section 16(a) Beneficial Ownership Reporting Compliance

The Fund is not aware of any outstanding report required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 by any director or officer.

 Solicitation of Proxies

Your vote is being solicited by the trustees of the Fund.  The cost of soliciting these proxies will be borne by the Fund.  The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies.

In addition, the Fund intends to engage a professional proxy solicitation firm, [●] (the “Solicitor”), to assist with solicitation of proxies.  The Fund anticipates that the cost of retaining the Solicitor will be approximately $[●].  The Fund has agreed to indemnify the Solicitor against certain liabilities, including liabilities arising under the federal securities laws.  The directors and officers of the Fund may be involved in the solicitation of proxies.  The Fund does not reimburse such persons for the solicitation of proxies.  The Fund intends to pay all costs associated with the solicitation and the Meeting.

The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy, electronic, oral or other means of communication.  If the Fund does not receive your proxy by a certain time, you may receive a telephone call from a proxy soliciting agent asking you to vote.

 Important notice regarding the availability of proxy materials for the special meeting of shareholders to be held on [●], 20[●]:

The notice of special meeting of shareholders and this Proxy Statement, along with the Fund’s annual report for the fiscal year ended August 31, 2017, are available free of charge at www.[●].com.

Other Business

The Fund’s Board knows of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their discretion.

By order of the Board of Trustees,

Phillip Goldstein
Chairman of the Board

[●], 2018

It is important that you execute and return your proxy promptly.

EXHIBIT A
 Agreement and Plan of Reorganization for a Change of Domicile

(attached)

EXHIBIT B
 Massachusetts Organizational Documents

(attached)

PUTNAM HIGH INCOME SECURITIES FUND

AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

This AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST made at Boston, Massachusetts, on this 19th day of September 2014, hereby amends and restates in its entirety the Agreement and Declaration of Trust dated January 24, 2014, as heretofore amended, by the Trustees hereunder and by the holders of shares of beneficial interest issued hereunder as hereinafter provided.

WITNESSETH that

WHEREAS, this Trust has been formed to carry on the business of an investment company; and

WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts voluntary association with transferable shares in accordance with the provisions hereinafter set forth;

NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as Trustees hereunder, IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of Shares in this Trust as hereinafter set forth

ARTICLE I
Name and Definitions
Name

Section 1. This Trust shall be known as "Putnam High Income Securities Fund" and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Definitions

Section 2. Whenever used herein, unless otherwise required by the context or specifically provided:

(a) The “Trust” refers to the Massachusetts business trust established by this Agreement and Declaration of Trust, as amended from time to time;

(b) “Trustees” refers to the Trustees of the Trust elected in accordance with Article IV;

(c) “Shares” means the equal proportionate transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time;

(d) “Shareholder” means a record owner of Shares;

(e) The “1940 Act” refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

(f) The terms "Affiliated Person", "Assignment'', "Commission", "Interested Person", "Principal Underwriter" and "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable) shall have the meanings given them in the 1940 Act (as modified by any applicable exemptive order issued thereunder by the Securities and Exchange Commission);

(g) "Declaration of Trust" shall mean this Agreement and Declaration of Trust as amended or restated from time to time; and

(h) "Bylaws" shall mean the Bylaws of the Trust as amended or restated from time to time.

ARTICLE II
Purpose of Trust

The purpose of the Trust is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.

ARTICLE III
Shares

Division of Beneficial Interest

Section 1. The number of Shares authorized shall be unlimited except as the Bylaws may otherwise provide. The beneficial interest in the Trust shall at all times be divided into Shares, without par value unless otherwise determined by the Trustees, each of which shall represent an equal proportionate interest in the Trust with each other Share, none having priority or preference over another. The Trustees may, without Shareholder approval, from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust.

Ownership of Shares

Section 2. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the retirement of Share certificates, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders and as to the number of Shares held from time to time by each Shareholder.

Investment in the Trust

Section 3. The Trustees shall accept investments in the Trust from such persons and on such terms and for such consideration, which may consist of cash or tangible or intangible property or a combination thereof, as they or the Bylaws from time to time authorize.

No Preemptive Right

Section 4. Shareholders shall have no preemptive or other right to subscribe to an additional Shares or other securities issued by the Trust.

Status of Shares and Limitation of Personal Liability

Section 5. Shares shall be deemed to be personal property giving only the rights provided in this Declaration of Trust or the Bylaws. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms of this Declaration of Trust and the Bylaws and to have become a party hereto and thereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such a. the Shareholder may at any time personally agree to pay.

Derivative Actions

Section 6. No Shareholder shall have the right to bring or maintain any court action proceeding or claim on behalf of the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be mailed to the Clerk of the Trust at the Trust's principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees may determine whether the bringing or maintenance of any such action, proceeding or claim is in the best interests of the Trust or, alternatively, in their sole discretion, may submit the matter to a vote of the Shareholders of the Trust. Any such determination made by the Trustees in good faith shall be binding on all Shareholders.

Exclusive Selection of Forum for Certain Shareholder Actions

Section 7. Any action brought by a Shareholder seeking to enforce any right or privilege of Shareholders under this Declaration of Trust, challenging the powers of the Trustees thereunder, alleging a breach of fiduciary duty by any Trustee or officer of the Trust or otherwise involving primarily the internal affairs of the Trust may be brought only in the courts of The Commonwealth of Massachusetts.

ARTICLE IV
The Trustees

Election

Section 1. In each year beginning in 1988, at the annual meeting of Shareholders or at any special meeting held in lieu thereof, or at any special meeting held before 1988, the Shareholders shall fix the number of and elect a Board of not less than three Trustees, each of whom shall serve until the next annual meeting or special meeting in lieu thereof and until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The initial Trustees, each of whom shall serve until the first meeting of Shareholders at which Trustees are elected and until his or her successor is elected and qualified, or until he or she sooner dies, resigns or is removed, shall be George Putnam and Alla O'Brien and such other persons as the Trustee or Trustees then in office shall, prior to any sale of Shares pursuant to a public offering, appoint.

Removal

Section 2. A Trustee may be removed (i) by vote of the holders of two-thirds of the outstanding Shares at a meeting called for the purpose or (ii) by vote of two-thirds of the Trustees.

Effect of Death, Resignation, etc. of a Trustee

Section 3. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

Powers

Section 4. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility. Without limiting the foregoing, the Trustees may adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and may amend and repeal them to the extent that such Bylaws do not reserve that right to the Shareholders; they may fill vacancies in or add to their number, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number, and terminate, any one or more committees consisting of two or more Trustees, including an executive committee which may, when the Trustees are not in session, exercise some or all of the power and authority of the Trustees as the Trustees may determine; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities, retain a transfer agent or a Shareholder servicing agent, or both, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set record dates for the determination of Shareholders with respect to various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees. and to any agent or employee of the Trust or to any such custodian or underwriter.

Without limiting the foregoing, the Trustees shall have power and authority:

(a)	To invest and reinvest cash, and to hold cash uninvested;

(b)	To sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust except as otherwise provided in Article IX, Section 5;

(c) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(d) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(e) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or in the name of a custodian, subcustodian or other depositary or a nominee or nominees or otherwise;

(f) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security of which is or was held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held in the Trust;

(g) To join other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

(h) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

(i) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(j) To borrow funds;

(k) To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all such obligations;

(l) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;

(m) To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase; savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust; and

(n) To purchase or otherwise acquire Shares.

The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by trustees. Except as otherwise provided herein or from time to time in the Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of the Trustees (a quorum being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting, or by written consents of a majority of the Trustees then in office.

Payment of Expenses by Trust

Section 5. The Trustees are authorized to pay or to cause to be paid out of the assets of the Trust, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, investment adviser or manager, principal underwriter, auditor, counsel, custodian, transfer agent, Shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur.

Ownership of Assets of the Trust

Section 6. Title to all of the assets of the Trust shall at all times be considered as vested in the Trustees

Advisory, Management and Distribution

Section 7. Subject to a favorable Majority Shareholder Vote to the extent required by applicable law, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association or other organization (the "Manager"), every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine, including, without limitation, authority to determine from time to time what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust's investments. The Trustees may also, at any time and from time to time, contract with the Manager or any other corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or principal underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine.

The fact that:

(i)
any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any corporation, trust, association, or other organization, or of or for any parent or affiliate of any organization, with which an advisory or management contract, or principal underwriter's or distributor's contract, or transfer, Shareholder servicing or other agency contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

(ii)
any corporation, trust, association or other organization with which an advisory or management contract or principal underwriter's or distributor's contract, or transfer, Shareholder servicing or other agency contract may have been or may hereafter be made also has an advisory or management contract, or principal underwriter's or distributor's contract, or transfer, Shareholder servicing or other agency contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

ARTICLEV
Shareholders' Voting Powers and Meetings

Voting Powers

Section l. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Article IV, Section I, (ii) for the removal of Trustees as provided in Article IV, Section 2 (iii) with respect to any Manager as provided in Article IV, Section 6, (iv) with respect to any termination of this Trust to the extent and as provided in Article IX, Section 4, (v) with respect to any merger, consolidation or sale of assets of the Trust to the extent and as provided in Article IX, Section 5, (vi) with respect to any conversion of the Trust as provided in Article IX, Section 6, (vii) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article IX,  Section 9, and (viii) with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust, the Bylaws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and, in the case of a challenge by any person other than the Trust, the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the Bylaws to be taken by Shareholders.

Voting Power and Meetings

Section 2. There shall be an annual meeting of the Shareholders on the date fixed in the Bylaws at the office of the Trust in Boston, Massachusetts, or at such other place as may be designated in the call thereof, which call shall be made by the Trustees. In the event that such meeting is not held in any year on the date fixed in the Bylaws, whether the omission be by oversight or otherwise, a subsequent special meeting may be called by the Trustees and held in lieu of the annual meeting with the same effect as though held on such date. Special meetings may also be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each Shareholder entitled to vote at such meeting at the Shareholder's address as it appears on the records of the Trust. If the Trustees shall fail to call or give notice of any meeting of Shareholders for a period of 30 days after written application by Shareholders holding at least 25% of the then outstanding Shares entitled to vote at such meeting requesting a meeting to be called for a purpose requiring action by the Shareholders as provided herein or in the Bylaws, then Shareholders holding at least 25% of the then outstanding Shares entitled to vote at such meeting may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided for herein in case of call thereof by the Trustees. Notice of a meeting need not be given to any Shareholder if a written waiver of notice, executed by him or her before or after the meeting, is filed with the records of the meeting, or to any Shareholder who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him or her.

Quorum and Required Vote

Section 3. Thirty percent of Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting but any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by any provision of law or of this Declaration of Trust or the Bylaws, a majority of the Shares voted shall decide any questions and a plurality shall fix the number of Trustees and elect a Trustee.

Action by Written Consent

Section 4. Any action taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust or the Bylaws) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Additional Provisions

Section 5. The Bylaws may include further provisions, not inconsistent with this Declaration of Trust, regarding Shareholders' voting powers, the conduct of meetings and related matters.

ARTICLE VI
Distributions

The Trustees may each year, or more frequently if they so determine, distribute to the Shareholders such amounts as the Trustees may determine. Any amounts shall be distributed pro rata in proportion to the number of Shares held by each Shareholder. Such distributions shall be made in cash, Shares or other property, or a combination thereof, as determined by the Trustees. Any such distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with the Bylaws.

ARTICLE VII
Compensation and Limitation of Liability of Trustees

Compensation

Section I. The Trustees as such shall be entitled to reasonable compensation from the Trust; they may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

Limitation of Liability

Section 2. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The appointment, designation or identification of a Trustee as an officer of the Trustees or of any committee of the Trustees, or as an expert with respect to certain matters (including without limitation identification of a Trustee as an "audit committee financial expert") shall not impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of such appointment, designation or identification, and no Trustee who has special skills or expertise or who is appointed, designated of identified as aforesaid, shall be held to a higher standard of care by virtue thereof or be limited in any way with respect to any right or privilege to which such person would otherwise be entitled as a Trustee hereunder, including without limitation the right of indemnification. Nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

ARTICLE VIII
Indemnification

Trustees, Officers, etc.

Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any threatened, pending, or contemplated action, suit or proceeding, whether civil, criminal, administrative, arbitrative, or investigative and whether formal or informal before any court or administrative or legislative or other body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith, (b) not to have acted in the reasonable belief that such Covered Person's action was in the best interests of the Trust or at least was not opposed to the best interests of the Trust, (c) in the case of a criminal proceeding, to have had reasonable cause to believe his or her action was unlawful or (d) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (each of such exceptions being referred to hereinafter as "Disabling Conduct"). Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article. In making any such determination, the disinterested Trustees or such counsel, as the case may be, shall afford the Covered Person a rebuttable presumption that the Covered Person did not engage in Disabling Conduct.

Compromise Payment

Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the action, suit, or proceeding was brought, that such Covered Person engaged in Disabling Conduct, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person did not engage in Disabling Conduct; or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person did not engage in Disabling Conduct. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have engaged in Disabling Conduct.

Right Not Exclusive

Section 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

Shareholders

Section 4. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular series of Shares of which he or she is or was a Shareholder.

ARTICLE IX
Miscellaneous

Trustees, Shareholders, etc. Not Personally Liable for Obligations of the Trust; Notice

Section l. All persons extending credit to, contracting with or having any claim against the Trust or a particular series of Shares shall look only to the assets of the Trust or the assets of that particular series of Shares for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by any Trustee, officer, employee or agent on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to such person's capacity as a Trustee, officer, employee or agent, and such person shall not be personally liable thereon.

Every note, bond, contract, instrument, certificate or undertaking executed on behalf of the Trust by any Trustee, officer, employee or agent of the Trust shall give notice that this Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and shall recite that the same was executed by them on behalf of the Trust in their capacity as Trustees, officers, employees or agents of the Trust and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recitals as the person so executing may deem appropriate, but any omission. of such notice or recitals shall not operate to bind any such Trustee, officer, employee or agent or the Shareholders individually.

Trustees' Good Faith Actions Binding; Expert Advice; No Bond or Surety

Section 2. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission taken in accordance with such. advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Liability of Third Persons Dealing with Trustees

Section 3. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Duration and Termination of Trust

Section 4. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of Shareholders holding at least 66 2/3% of the Shares entitled to vote (provided, however, if such termination is recommended by two-thirds of the Trustees then in office, the vote of a majority of the Shares entitled to vote shall be sufficient authorization) or by the Trustees by written notice to the Shareholders. Upon termination of the Trust, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust., as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets to distributable form in cash or shares or other property, or any combination thereof, and distribute the proceeds to the Shareholders, ratably according to the number of Shares held by the several Shareholders on the date of termination.

Merger, Consolidation and Sale of Assets

Section 5. The Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of its assets, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for the purpose by the affirmative vote of the holders of not less than two-thirds of the Shares entitled to vote; provided, however, that if such merger, consolidation, sale, lease or exchange is recommended by at least two-thirds of the total number of Trustees then in office, the vote of the holders of a majority of the Shares entitled to vote shall be sufficient authorization. Nothing contained herein shall be construed as requiring approval of the Shareholders for any sale of assets in the ordinary course of business of the Trust.

Conversion

Section 6. The Fund may be converted at any time from a "closed-end company" to an "open-end company'' as those terms are defined in Section 5(a)(2) and 5(a)(l), respectively, of the 1940 Act as in effect on January 1, 1987, upon the approval of such a proposal, together with the necessary amendments to the Declaration of Trust to permit such a conversion, by the holders of two-thirds of the Fund's outstanding Shares entitled to vote, except that if such proposal is recommended by two-thirds of the total number of Trustees then in office or such proposal is voted upon after the beginning of the fiscal year commencing in 1992 such proposal may be adopted by a vote of a majority of the Fund's outstanding Shares entitled to vote. In addition, commencing with the beginning of the fiscal year commencing in 1992, and in each fiscal year thereafter, if Shares of the Fund have traded on the principal securities exchange where listed at an average discount of more than ten percent (10% ), determined on the basis of the discount as of the end of the last trading day in each week during the period of twelve (12) calendar weeks preceding the beginning of each such fiscal year, the Trustees will submit to the Shareholders at the next succeeding annual meeting, or within six months thereafter if the Fund does not then hold annual meetings, a proposal to convert the Fund from a "closed-rod company" to an "open-end company" as those terms are defined above, together with the necessary amendments to this Declaration of Trust to permit such a conversion. Upon the adoption of such proposal and related amendments by the Fund's outstanding shares entitled to vote, the Fund shall upon complying with any requirements of the 1940 Act and state law, become an "open-end" investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Trust and any national securities exchange.

Filing and Copies, References, Headings

Section 7. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of The Commonwealth of Massachusetts and with the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made and as to any matters in connection with the Trust hereunder, and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument and all expressions like “herein”, “hereof” and “hereunder” shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

Applicable Law

Section 8. This Declaration of Trust is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

Amendments

Section 9. This Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment amending or affecting the provisions of Section 1 of Article IV, Sections 5 and 6 of this Article IX or of this sentence shall require the vote of Shareholders holding two-thirds of the Shares entitled to vote, Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

THE  COMMONWEALTH  OF MASSACHUSETTS

I hereby certify that, upon examination of this document, duly submitted to me, it appears that the provisions of the General Laws relative to corporations have been complied with, and I hereby approve said articles; and the filing fee having been paid, said articles are deemed to have been filed with me  on: September 19, 2014 04:05 PM

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

PUTNAM HlGH INCOME SECURITIES FUND AMENDMENT NO. 1

TO

AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

Dated as of July 13, 2018

The undersigned, a duly elected and qualified Trustee of Putnam High Income Securities Fund (the "Trust''), a Massachusetts business trust organized and existing under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated July 7, 1988, as amended and restated in its entirety most recently by the Amended and Restated Agreement and Declaration of Trust dated the 19th day of September, 2014, does hereby further amend on this 13th day of July, 2018, Article I, Section 1 of the Amended and Restated Agreement and Declaration of Trust by striking out said Section in its entirety and inserting in lieu thereof the following:

"Article I, Section 1. This Trust shall be known as "High lncome Securities Fund" and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determme."

************************

The amendment herein provided for has been authorized and approved by a majority of the Trustees of the Trust.

[Signature page to follow)

IN WITNESS WHEREOF, this Amendment No. 1 to Amended and Restated Agreement and Declaration of Trust of the Trust has been executed by the undersigned Trustee as of the date first written above,

By: /s/ Phillip Goldstein Name: Phillip Goldstein Title: Trustee

THE  COMMONWEALTH  OF MASSACHUSETTS

I hereby certify that, upon examination of this document, duly submitted to me, it appears that the provisions of the General Laws relative to corporations have been complied with, and I hereby approve said articles; and the filing fee having been paid, said articles are deemed to have been filed with me  on:

July 13, 2018 04:08 PM

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

AMENDED AND RESTATED BYLAWS
OF
PUTNAM HIGH INCOME SECURITIES FUND,
PUTNAM MASTER INTERMEDIATE INCOME TRUST, AND
PUTNAM PREMIER INCOME TRUST

(Dated as of October 17, 2014)

ARTICLE 1
Agreement and Declaration of Trust and Principal Office

1.1  Agreement and Declaration of Trust.  These Bylaws shall be subject to the Agreement and Declaration of Trust, as from time to time in effect (the “Declaration of Trust”), of the Massachusetts business trust established by the Declaration of Trust (the “Trust”).  Capitalized terms used but not defined in these Bylaws have the meanings given to them in the Declaration of Trust.

1.2  Principal Office of the Trust.  The principal office of the Trust shall be located in Boston, Massachusetts.  The Trust may have other principal offices within or without the Commonwealth of Massachusetts as the Trustees may from time to time determine.

ARTICLE 2
Meetings of Trustees

2.1  Regular Meetings.  Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine, provided that notice of the first regular meeting following any such determination shall be given to absent Trustees.

2.2  Special Meetings.  Special meetings of the Trustees may be held at any time and at any place designated in the call of the meeting when called by the Chair of the Trustees, the President, the Executive Vice President or the Treasurer or by two or more Trustees, sufficient notice thereof being given to each Trustee by the Clerk or an Assistant Clerk or by the officer or the Trustees calling the meeting.

2.3  Notice of Special Meetings.  It shall be sufficient notice to a Trustee of a special meeting: (a) to send notice (i) by mail at least forty‑eight hours before the meeting, (ii) by courier at least forty-eight hours before the meeting, (iii) by electronic mail (e-mail), facsimile or other electronic means at least twenty‑four hours before the meeting, in each case, addressed to the Trustee at his or her usual or last known business or residence address (or e-mail address, facsimile number or other appropriate address); or (b) to give notice to him or her in person or by telephone at least twenty‑four hours before the meeting.  Notice of a special meeting need not be given to any Trustee if a written waiver of notice, executed by him or her before or after the meeting, is filed with the records of the meeting, or to any Trustee who attends the meeting without protesting before or at its commencement the lack of notice to him or her.  Any written waiver of notice may be provided and delivered to the Trust by mail, courier, e-mail, facsimile or other electronic means. Neither notice of a meeting nor a waiver of a notice need specify the purposes of the meeting.  All notices shall be deemed to be given when sent.
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2.4  Quorum.  At any meeting of the Trustees a majority of the Trustees then in office shall constitute a quorum.  Once a quorum has been validly established for a meeting, it cannot be broken by Trustees withdrawing from the meeting.  Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

2.5  Telephone Meeting; Action Without a Meeting.  Except as otherwise provided in the Declaration of Trust and these Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at the meeting of the Trustees (a quorum being present), including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting. Any action to be taken by the Trustees may also be taken without a meeting if one or more written consents thereto are signed by a majority of the Trustees.  Any written consent may be given by mail, courier, e-mail, facsimile or other electronic means.  Copies of such written consents shall be filed with the minutes of the proceedings of the Trustees.  Such consents shall be treated for all purposes as a vote taken at a meeting of the Trustees.  If in accordance with the provisions of the Declaration of Trust and these Bylaws any action is taken by the Trustees by written consents of less than all of the Trustees, then prompt notice of any such action shall be furnished to each Trustee who did not execute such written consent, provided that the effectiveness of such action shall not be impaired by any delay or failure to furnish such notice.

ARTICLE 3
Officers

3.1  Enumeration; Qualification.  The officers of the Trust shall be a President, a Treasurer, a Clerk and such other officers (including Vice President, which shall include the office of Executive Vice President), if any, as the Trustees from time to time may in their discretion elect.  The Trust may also have such agents as the Trustees from time to time may in their discretion appoint.  In addition, there shall be a Chair of the Trustees, who will be considered an officer of the Trustees and not of the Trust.  The Chair of the Trustees shall be a Trustee and may but need not be a Shareholder; and any other officer may but need not be a Trustee or a Shareholder.  Any two or more offices may be held by the same person.

3.2  Election.  The Chair of the Trustees, the President, the Treasurer and the Clerk shall be elected by the Trustees upon the occurrence of any vacancy in any such office.  Other officers, if any, may be elected or appointed by the Trustees at any time.  Vacancies in any such other office may be filled at any time.
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3.3  Tenure.  The Chair of the Trustees, the President, the Treasurer and the Clerk shall hold office in each case until he or she dies, resigns, is removed or becomes disqualified.  Each other officer shall hold office, and each agent shall retain authority, at the pleasure of the Trustees.  Notwithstanding the foregoing, the tenure of any officer of the Trust who is an employee or officer of the Trust’s investment adviser or its affiliates shall automatically terminate contemporaneously with the termination of such person’s employment with, or service as officer of, the Trust’s investment adviser and all of its affiliates.

3.4  Powers.  Subject to the other provisions of these Bylaws, each officer shall have, in addition to the duties and powers set forth in these Bylaws and in the Declaration of Trust, such duties and powers as are commonly incident to the office occupied by him or her as if the Trust were organized as a Massachusetts business corporation and such other duties and powers as the Trustees may from time to time designate.

3.5  Chair.  Unless the Trustees otherwise provide, the Chair of the Trustees shall preside at all meetings of the Trustees.  The Chair of the Trustees shall have such other duties and powers relating to the operations of the Trustees as the Trustees may from time to time designate, but shall have no individual authority to act for the Trust as an officer of the Trust.  The Trustees, including a majority of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act, may appoint one or more persons to perform the duties of the Chair of the Trustees in the event of his or her absence at any meeting or in the event of his or her disability.  The Chair of the Trustees shall also have the power to appoint one or more persons to perform the duties of the Chair of the Trustees in the event of his or her absence at any meeting.

3.6  President.  Unless the Trustees otherwise provide by vote or otherwise, the President shall be the principal executive officer of the Trust.

3.7  Treasurer.  Unless the Trustees otherwise provide by vote or otherwise, the Treasurer shall be the principal financial and accounting officer of the Trust, and shall, subject to the provisions of the Declaration of Trust and to any arrangement made by the Trustees with a custodian, investment adviser, subadviser or manager, or transfer, Shareholder servicing or similar agent, be in charge of the valuable papers, books of account and accounting records of the Trust, and shall have such other duties and powers as may be designated from time to time by the Trustees or by the principal executive officer of the Trust.

3.8  Clerk.  The Clerk shall record all proceedings of the Shareholders and the Trustees in books to be kept therefor, which books or a copy thereof shall be kept at the principal office of the Trust.  In the absence of the Clerk from any meeting of the Shareholders or Trustees (or a Committee thereof), an Assistant Clerk, or if there be none or if he or she is absent, a temporary Clerk chosen at such meeting by the chair of such meeting, shall record the proceedings thereof in the aforesaid books.
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3.9  Resignations and Removals.  Any Trustee or officer may resign at any time by written instrument signed by him or her and delivered to the Chair of the Trustees, the President or the Clerk or to a meeting of the Trustees.  Such resignation shall be effective upon receipt unless specified to be effective at some other time.  The Trustees may remove any officer elected or appointed by them with or without cause.  Except to the extent expressly provided in a written agreement with the Trust, no Trustee or officer resigning and no officer removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.

ARTICLE 4
Committees

4.1  Quorum; Voting. Except as provided below or as otherwise specifically provided in the votes or charter constituting a Committee of the Trustees and providing for the conduct of its meetings, a majority of the members of any Committee of the Trustees shall constitute a quorum for the transaction of business (which quorum once validly established cannot be broken by Trustees withdrawing from the meeting), and any action of such a Committee may be taken by a vote of a majority of the members of such Committee (a) present at a meeting of such Committee (a quorum being present), including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time (participation by such means shall constitute presence in person at a meeting), or (b) evidenced by one or more written consents, including written consents submitted by mail, courier, e-mail, facsimile or other electronic means.  Copies of such written consents shall be filed with the minutes of the proceedings of such Committee.  Such consents shall be treated for all purposes as a vote taken at a meeting of such Committee.  If in accordance with the provisions of the Declaration of Trust and these Bylaws any action is taken by written consents of less than all of the Committee’s members, then prompt notice of any such action shall be furnished to each member who did not execute such written consent, provided that the effectiveness of such action shall not be impaired by any delay or failure to furnish such notice.  In the absence of any member of any such Committee, the members thereof present at any properly called meeting, whether or not they constitute a quorum, may appoint a member of the Trustees to act at that meeting only in the place of any absent member.

Except as specifically provided in the votes constituting a Committee of the Trustees and providing for the conduct of its meetings, Section 2.3 of these Bylaws relating to special meetings shall govern the notice requirements for Committee meetings.

4.2  Authority of Trustees.  The Trustees have the power to rescind any action of any Committee, but no such rescission shall have retroactive effect unless determined so by the Trustees.
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ARTICLE 5
Reports

5.1  General. The Trustees and officers shall render reports at the time and in the manner required by the Declaration of Trust or any applicable law.  Officers and Committees shall render such additional reports as they may deem desirable or as may from time to time be required by the Trustees.

ARTICLE 6
Fiscal Year

6.1  General.  Except as from time to time otherwise provided by the Trustees, the initial fiscal year of the Trust shall end on such date as is determined in advance or in arrears by the Treasurer, and subsequent fiscal years shall end on such date in subsequent years.

ARTICLE 7
Seal

7.1  General.  The seal of the Trust, if any, shall consist of a flat‑faced die with the word “Massachusetts”, together with the name of the Trust and the year of its organization cut or engraved thereon but, unless otherwise required by the Trustees, the seal need not be placed on, and its absence shall not impair the validity of, any document, instrument or other paper executed and delivered by or on behalf of the Trust.

ARTICLE 8
Execution of Papers

8.1  General.  Except as the Trustees may generally or in particular cases authorize the execution thereof in some other manner, all deeds, leases, contracts, notes and other obligations made, accepted or endorsed by the Trust shall be signed by the President, a Vice President or the Treasurer, and need not bear the seal of the Trust.

ARTICLE 9
Issuance of Shares and Share Certificates

9.1  Sale of Shares.  Except as otherwise determined by the Trustees, the Trust will issue and sell for cash or securities from time to time full and fractional Shares, such Shares to be issued and sold at a price of not less than the par value per share, if any, and not less than the net asset value per share as from time to time determined in accordance with procedures adopted by the Trustees and, in the case of fractional Shares, at a proportionate reduction in such price.  In the case of Shares sold for securities, such securities shall be valued in accordance with procedures approved by the Trustees for determining the value of the assets of the Trust.  The officers of the Trust are severally authorized to take all such actions as may be necessary or desirable to carry out this Section 9.1.
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9.2  Share Certificates.  In lieu of issuing certificates for Shares, the Trustees or the transfer agent may either issue receipts therefor or may keep accounts upon the books of the Trust for the record holders of such Shares, who shall in either case be deemed, for all purposes hereunder, to be the holders of certificates for such Shares as if they had accepted such certificates and shall be held to have expressly assented and agreed to the terms hereof.

The Trustees may at any time authorize the issuance of Share certificates.  In that event, each Shareholder shall be entitled to a certificate stating the number of Shares owned by him or her, in such form as shall be prescribed from time to time by the Trustees.  Such certificate shall be signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer.  Such signatures may be facsimile if the certificate is signed by a transfer agent or by a registrar.  In case any officer who has signed or whose facsimile signature has been placed on such certificate shall cease to be such officer before such certificate is issued, it may be issued by the Trust with the same effect as if he or she were such officer at the time of its issue.

9.3  Loss of Certificates.  The transfer agent of the Trust, with the approval of any two officers of the Trust, is authorized to issue and countersign replacement certificates for the Shares of the Trust which have been lost, stolen or destroyed upon (i) receipt of an affidavit or affidavits of loss or non‑receipt and of an indemnity agreement executed by the registered holder or his or her legal representative and supported by an open penalty surety bond, said agreement and said bond in all cases to be in form and content satisfactory to and approved by the President or the Treasurer, or (ii) receipt of such other documents as may be approved by the Trustees.

9.4  Issuance of New Certificate to Pledgee.  A pledgee of Shares transferred as collateral security shall be entitled to a new certificate if the instrument of transfer substantially describes the debt or duty that is intended to be secured thereby.  Such new certificate shall express on its face that it is held as collateral security, and the name of the pledgor shall be stated thereon, who alone shall be liable as a Shareholder and entitled to vote thereon.

9.5  Discontinuance of Issuance of Certificates. The Trustees may at any time discontinue the issuance of Share certificates and may, by written notice to each Shareholder whom the Trust believes to hold a Share certificate, require the surrender of Share certificates to the Trust for cancellation.  Such surrender and cancellation shall not affect the ownership of Shares in the Trust.

ARTICLE 10
Shareholders

10.1  Annual Meeting.  The annual meeting of the Shareholders of the Trust shall be held on the last Friday in April in each year or on such other day as may be fixed by the Trustees.  The meeting shall be held at such time as the Trustees may fix in the notice of the meeting or otherwise.  Purposes for which an annual meeting is to be held, additional to those prescribed by law or these Bylaws, may be specified by the Trustees.  Any previously scheduled annual meeting of Shareholders may be postponed or cancelled by the Trustees upon public notice given prior to the time previously scheduled for such meeting, in accordance with these Bylaws.
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10.2  Adjournment.  Any meeting of Shareholders may, by action of the chair of the meeting, be adjourned from time to time without notice other than announcement at the meeting at which the adjournment is taken with respect to one or more matters to be considered at such meeting to a designated date which may be more than 120 days after the date initially set for the meeting, time and place, whether or not a quorum is present with respect to such matter.  Upon motion of the chair of the meeting, the question of adjournment may be (but is not required by these Bylaws to be) submitted to a vote of the Shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the Shares present and entitled to vote with respect to the matter or matters adjourned and, if approved, such adjournment shall take place without further notice other than announcement at the meeting at which the adjournment is taken.  Unless a proxy is otherwise limited in this regard, any Shares present and entitled to vote at a meeting, including any Shares that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.  Any proposal for which sufficient favorable votes have been received may (but need not) be acted upon and considered final and effective regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal that is properly before the meeting.

10.3  Conduct of Meetings. Meetings of the Shareholders shall be presided over by the Chair of the Trustees, or, if the Chair is not present at the meeting, then by a Trustee or officer designated by the Chair or authorized by the Trustees, or if there is no such person present at the meeting, then by any officer of the Trust present at the meeting, and such person shall be deemed for all purposes the chair of the meeting.  The chair of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chair, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing: an agenda or order of business for the meeting; rules and procedures for maintaining order at the meeting and the safety of those present; conditions on the recording of the meeting; limitations on participation in such meeting to Shareholders of record of the Trust and their duly authorized and constituted proxies, and such other persons as the chair shall permit; restrictions on entry to the meeting after the time fixed for the commencement thereof; limitations on the time allotted to questions or comments by participants; conditions for the removal of any Shareholder or any other person who refuses to comply with meeting procedures, rules or guidelines as set forth by the chair of the meeting; and regulations for the opening and closing of the polls for balloting on matters which are to be voted on by ballot.  With the exception of proposals submitted in accordance with, and otherwise meeting the requirements of, Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any successor provisions, only matters proposed by the Trustees may be included in the Trust’s proxy materials.  At all meetings of Shareholders, unless voting is conducted by inspectors, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chair of the meeting.  The chair of the meeting shall determine, in the chair’s sole discretion, whether to appoint an inspector for any meeting.  Unless otherwise determined by the chair of the meeting, meetings shall not be required to be held in accordance with any rules of parliamentary procedure.
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10.4  Record Dates.  For the purpose of determining the Shareholders of any class or series of Shares of the Trust who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to receive payment of any dividend or of any other distribution, the Trustees (or their designees) may from time to time fix a time, which shall be not more than 90 days before the date of any meeting of Shareholders or more than 60 days before the date of payment of any dividend or of any other distribution, as the record date for determining the Shareholders of such class or series having the right to notice of and to vote at such meeting and any adjournment thereof or the right to receive such dividend or distribution, and in such case only Shareholders of record on such record date shall have such right notwithstanding any transfer of Shares on the books of the Trust after the record date; or without fixing such record date the Trustees may for any such purposes close the register or transfer books for all or part of such period.

10.5 Communications with Shareholders.  Any notices, reports, statements or other communications with Shareholders of any kind required under the Declaration of Trust, these Bylaws or applicable law may be sent, delivered or made available in any reasonable manner as may be determined by the Trustees or officers if not otherwise prohibited by applicable law, including, without limitation, by mail, courier, e-mail, facsimile or other electronic means or by posting on a website; and such communications may be sent, delivered or otherwise made available to Shareholders in accordance with householding or other similar rules under which a single copy of such notice or report may be sent to Shareholders who reside at the same address.  No communication need be given to any Shareholder who shall have failed to inform the Trust of the Shareholder’s current address and the Trustees may from time to time adopt, or may authorize the officers or agents of the Trust to adopt, procedures or policies with respect to communications to Shareholders that are returned to the Trust or its agents as undeliverable and similar matters.  Any Shareholder may waive receipt of any notice or other communication.

10.6 Proxies.  The placing of a Shareholder’s name on a proxy pursuant to telephone or electronically transmitted instructions (including instructions submitted via the Internet) obtained pursuant to procedures reasonably designed to verify that such instructions have been authorized by such Shareholder shall constitute execution of such proxy by or on behalf of such Shareholder.
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ARTICLE 11

11.1 Inspection of Books.  The Trustees shall from time to time determine whether and to what extent, at what times and places and under what conditions and regulations any of the accounts and books of the Trust shall be open to the inspection of the Shareholders, and no Shareholder shall have any right to inspect any account or book or document of the Trust except as conferred by law or otherwise by the Trustees or by these Bylaws.

ARTICLE 12
Advance Notice Provisions

12.1  Advance Notice of Shareholder Nominations of Trustees and Other Shareholder Proposals.  The matters to be considered and brought before any meeting of Shareholders shall be limited to only such matters, including the nomination and election of Trustees, as shall be brought properly before such meeting in compliance with the procedures set forth in this Section 12.1.  Only persons who are nominated in accordance with the following procedures, other than persons nominated by the Board of Trustees, shall be eligible for election as Trustees, and no proposal to fix the number of Trustees shall be considered at or brought before a meeting of Shareholders or otherwise transacted unless notice is provided in accordance with the following procedures.

(a)	Shareholder Nominations for Trustee and Other Shareholder Proposals for Meetings of Shareholders.
(1)
  For any matter to be properly brought before a meeting of Shareholders, the matter must be (i) specified in the notice of meeting given by or at the direction of the Trustees pursuant to Article V, Section 2 of the Declaration of Trust, (ii) brought before the meeting by or at the direction of the Trustees (or any duly authorized committee thereof) or the Chair of the Trustees or (iii) brought before the meeting by any Shareholder of the Trust who was a Shareholder of record (1) at the time the notice provided for in this Section 12.1 is delivered to the Clerk of the Trust, (2) at the record date for the meeting and (3) at the time of the meeting, who is entitled to vote at the meeting on the nomination or proposal for which the Shareholder has provided notice prior to such meeting in accordance with this Article 12, and who complies with the notice procedures set forth in subparagraph (2) of this paragraph (a) of this Section 12.1 and the other requirements of this Article 12.  If the Shareholder ceases to be a holder of record of Shares, or if the beneficial owner ceases to be the beneficial owner of Shares to the extent the record owner and beneficial owner are not the same person, entitled to vote at such meeting on the nomination or proposal for which the Shareholder has provided notice prior to such meeting in accordance with this Article 12, the Shareholder’s proposal shall automatically be withdrawn from consideration at the meeting.

(2)
  For such matter to be properly brought before a meeting by a Shareholder pursuant to clause (iii) of subparagraph (1) of paragraph (a) of this Section 12.1, the Shareholder must have given timely notice thereof in writing to the Clerk of the Trust in accordance with paragraph (b) of this Section 12.1.  The Shareholder’s notice shall contain, at a minimum, the required information set forth in paragraph (c) of this Section 12.1.

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(b)	Timely Notice.
(1)
  Annual Meeting.  To be timely, a Shareholder’s notice required by subparagraph (2) of paragraph (a) of this Section 12.1 in respect of an annual meeting or a special meeting in lieu of an annual meeting (each, an “Annual Meeting”) shall be delivered to the Clerk at the principal executive offices of the Trust not less than sixty (60) nor more than ninety (90) days prior to the anniversary date of the immediately preceding Annual Meeting; provided, however, if and only if the Annual Meeting is not scheduled to be held on a date that is within thirty (30) days before or after such anniversary date, notice by the Shareholder in order to be timely must be so received no later than the close of business on the tenth (10th) day following the earlier of the date on which notice of the date of the annual meeting was first mailed to Shareholders and the date on which the date of the Annual Meeting was publicly announced or disclosed.

(2)
  Special Meeting (Other than Special Meeting in Lieu of Annual Meeting).  To be timely, a Shareholder’s notice required by subparagraph (2) of paragraph (a) of this Section 12.1 in respect of a special meeting shall be delivered to the Clerk at the principal executive offices of the Trust not later than the close of business on the tenth (10th) day following the earlier of the date on which notice of the date of the special meeting was first mailed to Shareholders and the date on which the date of the special meeting was publicly announced or disclosed.

(3)
  General.  In no event shall one or more adjournments or postponements (or public announcements thereof) of a meeting of Shareholders commence a new time period (or extend any time period) for the giving of a Shareholder’s notice as described in this paragraph (b) of this Section 12.1.

(4)
  Publicly Announced or Disclosed.  For purposes of this Section 12.1, a matter shall be deemed to have been “publicly announced or disclosed” if such matter is disclosed in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service, in a document publicly filed by the Trust with the Securities Exchange Commission, or on a website accessible to the public maintained by the Trust or its investment adviser or an affiliate of such investment adviser with respect to the Trust.

(c)	Content of Shareholder’s Notice.
10

(1)
  Shareholder Nominations and Proposals to Fix the Number of Trustees.  Any Shareholder desiring to nominate any person or persons (as the case may be) for election as a Trustee or Trustees of the Trust shall set forth in the Shareholder’s notice required by this Section 12.1 as to each person, if any, whom the Shareholder proposes to nominate for election or re-election as a Trustee (i) the person’s name, age, date of birth, business address, residence address and nationality; (ii) any other information regarding the person required by each of paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K and paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Exchange Act; (iii) any other information regarding the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; (iv) whether the Shareholder believes the person is or will be an “interested person” of the Trust (as defined in the 1940 Act) and, if not an “interested person,” information regarding the person that will be sufficient for the Trust to make such determination; (v) the written consent of the person to being named as a nominee and to serve as a Trustee if elected; and (vi) the class or series and number of all Shares owned beneficially and of record by the person.  Any Shareholder’s notice required by this Section 12.1 in respect of a proposal to fix the number of Trustees shall also set forth a description and the text of the proposal, which description and text shall state a fixed number of Trustees that otherwise complies with the Bylaws and the Declaration of Trust, and shall be accompanied by a written statement as to why the Shareholder believes that the proposal to fix the number of Trustees at the specified number is in the best interests of Shareholders.

(2)
  Other Proposals.  Any Shareholder desiring to propose any matter at a Shareholders’ meeting, other than the nomination of one or more persons for the election of Trustee or Trustees or a proposal to fix the number of Trustees (which shall be subject to the provisions of subparagraph (1) of paragraph (c) of this Section 12.1) shall set forth in the Shareholder’s notice required by this Section 12.1 (i) the exact text of the proposal to be presented; (ii) a brief written statement of the reasons why such Shareholder favors the proposal; and (iii) a brief written statement why the proposal is in the best interests of Shareholders.

(3)
  General Requirements.  Without limiting the foregoing, any Shareholder who gives a Shareholder’s notice of any matter proposed to be brought before a Shareholder meeting (whether or not involving nominees for Trustees) as required by this Section 12.1 shall set forth in such Shareholder’s notice, (i) the name and address of the Shareholder, as it appears on the Trust’s books; (ii) the class or series and number of all Shares owned beneficially and of record by the Shareholder (or by each of the record owner and beneficial owner if not the same person, identifying the name and address of each); (iii) any material interest of such Shareholder in the matter proposed (other than as a Shareholder); (iv) if the proposal involves nominee(s) for Trustees, a description of all arrangements or understandings between the Shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the Shareholder; (v) a representation that the Shareholder intends to appear in person or by proxy at the meeting to act on the matter(s) proposed; (vi) any other information relating to the Shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies with respect to the matter(s) proposed pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; (vii) to the extent known by the Shareholder giving notice, the name and address of any other Shareholder supporting the proposed nominee or other proposal; and (viii) in the case of a beneficial owner, evidence establishing such beneficial owner’s indirect ownership of, and entitlement to vote, Shares at the meeting of Shareholders. As used in this Section 12.1, Shares “beneficially owned” shall mean all Shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Exchange Act.  The Shareholder shall also provide such other information as the Board of Trustees may reasonably request in order to assess whether the matter is a proper matter for Shareholder consideration and determine a position with respect to such proposal.

11

(4)
  Beneficial Owner.   If the record owner and the beneficial owner of the Shares are not the same person, the Shareholder shall also provide the information called for by clauses (iii), (iv), (v), (vi) and (vii) of subparagraph (3) of paragraph (c) of this Section 12.1 in respect of the beneficial owner of such Shares.

(d)
  Attendance at Meeting.  Notwithstanding the foregoing provisions of this Article 12, unless otherwise required by the Declaration or Trust or applicable law, if the Shareholder who has provided the notice prescribed in paragraph (b) of this Section 12.1 does not appear at the meeting to present in person the nominations or other proposals that were the subject of such notice, any such nomination or nominations shall not be acted on and any proposal or proposals shall not be transacted.

(e)
  Authority to Determine Compliance with Procedures.  The person presiding at any meeting of Shareholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power and duty to (i) determine whether a nomination or proposal was made in compliance with the procedures set forth in this Article 12 and elsewhere in the Bylaws and in the Declaration of Trust and (ii) if any nomination or proposal is not so in compliance to declare that such nomination or proposal shall be disregarded.

12

ARTICLE 13
Amendments to the Bylaws

13.1  General.  These Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office.  These Bylaws may not be amended by Shareholders.

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EXHIBIT C
 Delaware Organizational Documents
(attached)

CERTIFICATE OF INCORPORATION
OF
[NEWCO]1

This Certificate of Incorporation was duly adopted by the written consent of the holders of a majority of the outstanding stock entitled to vote thereon in accordance with the provisions of Sections 141, 228, 242 and 245 of the General Corporation Law of the State of Delaware.

FIRST: The name of the Corporation is:

 [NEWCO]

SECOND: The address of the Corporation's registered office in the State of Delaware is [•]. The name of its registered agent at such address is [•].

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the laws of the General Corporation Law of the State of Delaware.

FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is [•] Million ([•],000,000) shares, of which [•] Million ([•],000,000) shares shall be Common Stock, par value $.001 per share, and [•] Million ([•],000,000) shares shall be Preferred Stock, par value $.001 per share.

The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation is hereby expressly authorized to provide, by resolution or resolutions duly adopted by it prior to issuance, for the creation of each such series and to fix the designation and the powers, preferences, rights, qualifications, limitations and restrictions relating to the shares of each such series. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determining the following:

1. the designation of such series, the number of shares to constitute such series and the stated value if different from the par value thereof;

2. whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

3. the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of Preferred Stock;

4. whether the shares of such series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption;

5. the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

1 To be determined by the trustees of High Income Securities Fund prior to formation.

6. whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relating to the operation thereof;

7. whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of Preferred Stock or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

8. the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of Preferred Stock;

9. the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of Preferred Stock or of any other class; and

10. any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions, thereof.

The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereof shall be cumulative.

FIFTH: Unless required by law or determined by the chairman of the meeting to be advisable, the vote by stockholders on any matter, including the election of directors, need not be by written ballot.

SIXTH: The Corporation reserves the right to increase or decrease its authorized capital stock, or any class or series thereof, and to reclassify the same, and to amend, alter, change or repeal any provision contained in the Certificate of Incorporation under which the Corporation is organized or in any amendment thereto, in the manner now or hereafter prescribed by law, and all rights conferred upon stockholders in said Certificate of Incorporation or any amendment thereto are granted subject to the aforementioned reservation.

SEVENTH: The Board of Directors shall have the power at any time, and from time to time, to adopt, amend and repeal any and all By-laws of the Corporation.

EIGHTH: 1. Indemnification

The Corporation shall, and does hereby, indemnify to the fullest extent permitted or authorized by the Delaware General Corporation Law or judicial or administrative decisions, as the same exists or may hereafter be amended or interpreted differently in the future (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the Corporation to provide broader indemnification rights than permitted prior thereto), each person (including the current and future heirs, beneficiaries, personal representatives and estate of such person) who was or is a party, or is threatened to be made a party, or was or is a witness, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding") and whether the basis of such Proceeding is an allegation of an action in an official capacity of such person related to the Corporation or any other capacity while such person is serving as an officer, director, employee or agent of the Corporation, against any liability (which for purposes of this Article shall include any judgment, settlement, penalty or fine) or cost, charge or expense (including attorneys' fees) asserted against him or incurred by him by reason of the fact that such indemnified person (1) is or was a director, officer or employee of the Corporation or (2) is or was an agent of the Corporation as to whom the Corporation, by action of its Board of Directors, has agreed to grant such indemnity or (3) is or was serving, at the request of the Corporation, as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including serving as a fiduciary of any employee benefit plan) or (4) is or was serving as an agent of such other corporation, partnership, joint venture, trust or other enterprise described in clause (3) hereof as to whom the Corporation, by action of its Board of Directors, has agreed to grant such indemnity. Each director, officer, employee or agent of the Corporation to whom indemnification rights under this Section 1 of this Article have been granted shall be referred to as an "Indemnified Person."

Notwithstanding the foregoing, except as specified in Section 3 of this Article, the Corporation shall not be required to indemnify an Indemnified Person in connection with a Proceeding (or any part thereof) initiated by such Indemnified Person unless such authorization for such Proceeding (or any part thereof) was not denied by the Board of Directors of the Corporation prior to sixty (60) days after receipt of notice thereof from such Indemnified Person stating his intent to initiate such Proceeding and only upon such terms and conditions as the Board of Directors may deem appropriate.

2. Advance of Costs, Charges and Expenses

Costs, charges and expenses (including attorneys' fees) incurred by an officer, director, employee or agent who is an Indemnified Person in defending a Proceeding shall be paid by the Corporation to the fullest extent permitted or authorized by the Delaware General Corporation Law or judicial or administrative decisions, as the same exists or may hereafter be amended or interpreted differently in the future (but, in the case of any such future amendment or interpretation, only to the extent that such amendment or interpretation permits the Corporation to provide broader rights to advance costs, charges and expenses than permitted prior thereto), in advance of the final disposition of such Proceeding, upon receipt of an undertaking by or on behalf of the Indemnified Person to repay all amounts so advanced in the event that it shall ultimately be determined by final judicial decision that such person is not entitled to be indemnified by the Corporation as authorized in this Article and upon such other terms and conditions, in the case of an agent as to whom the Corporation has agreed to grant such indemnity, as the Board of Directors may deem appropriate. The Corporation may, upon approval of the Indemnified Person, authorize the Corporation's counsel to represent such person in any Proceeding, whether or not the Corporation is a party to such Proceeding. Such authorization may be made by the Board of Directors by majority vote, including directors who are parties to such Proceeding.

3. Procedure for Indemnification

Any indemnification or advance under this Article shall be made promptly and in any event within sixty (60) days upon the written request of the Indemnified Person (except in the case of a claim for an advancement of costs, charges or expenses, in which case the applicable period shall be twenty (20) days). The right to indemnification or advances as granted by this Article shall be enforceable by the Indemnified Person in any court of competent jurisdiction if the Corporation denies such request under this Article, in whole or in part, or if no disposition thereof is made within sixty (60) days or twenty (20) days, as may be applicable. Such Indemnified Person's costs and expenses incurred in connection with successfully establishing his right to indemnification or advancement of costs, charges or expenses, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action that the claimant has not met the standard of conduct, if any, required by the Delaware General Corporation Law or judicial or administrative decisions, as the same exists or may hereafter be amended or interpreted differently in the future (but, in the case of any such future amendment or interpretation, only to the extent that such amendment or interpretation does not impose a more stringent standard of conduct than permitted prior thereto), but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or any committee thereof, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant or advancement for the claimant is proper in the circumstances because he has met the applicable standard of conduct, if any, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors or any committee thereof, its independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

4. Non-Exclusivity; Survival of Indemnification

The indemnification and advancement provided by this Article shall not be deemed exclusive of any other rights to which those Indemnified Persons may be entitled under any agreement, vote of stockholders or disinterested directors or recommendation of counsel or otherwise, both as to actions in such person's official capacity and as to actions in any other capacity while holding such office or position, and shall continue as to an Indemnified Person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, beneficiaries, personal representatives and the estate of such person. All rights to indemnification and advancement under this Article shall be deemed to be a contract between the Corporation and each Indemnified Person who serves or served in such capacity at any time while this Article is in effect. Any repeal or modification of this Article or any repeal or modification of relevant provisions of the Delaware General Corporation Law or any other applicable laws shall not in any way diminish any rights to indemnification of such Indemnified Person, or the obligations of the Corporation arising hereunder, for claims relating to matters occurring prior to such repeal or modification.

5. Insurance

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including serving as a fiduciary of an employee benefit plan) against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article or the applicable provisions of the Delaware General Corporation Law.

6. Savings Clause

If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify and advance costs to each Indemnified Person as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any Proceeding, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article that shall not have been invalidated and as permitted by the Delaware General Corporation Law.

NINTH: No director of the Corporation shall be personally liable to the Corporation or its stockholders for any monetary damages for breaches of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the General Corporation Law of the State of Delaware; or (iv) for any transaction from which the director derived an improper personal benefit. No repeal or amendment of this Article shall adversely affect any rights of any person pursuant to this Article Ninth which existed at the time of such repeal or amendment with respect to acts or omissions occurring prior to such repeal or amendment.

TENTH: The number of directors comprising the Board of Directors shall be such number as may be from time to time fixed by resolution adopted by the Board of Directors. A nominee for director shall be elected to the Board of Directors by a plurality of the votes of shares represented in person or by proxy at any meeting of stockholders held to elect directors and entitled to vote on such election of directors.  The directors shall be divided into three classes, designated as Class I, Class II and Class III as set forth in Section 1 of this Article.  Commencing with the first annual meeting of stockholders held after the adoption of this Article, the Class I directors shall serve until the following annual meeting of stockholders, the Class II directors until the next successive annual meeting of stockholders, and the Class III directors until the third annual meeting of stockholders, in each case, until their successor(s) are duly elected and qualified or until their earlier resignation or removal.  At each annual meeting of stockholders commencing with the first annual meeting following the adoption of this Article each of the successors to the Directors of the Class whose term shall have expired that year shall be elected for a three-year term.  If the number of directors is changed, any increase or decrease shall be apportioned among the classes  so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director.  A director shall hold office until the annual meeting for the year in which his or her term expires and until the successor shall be elected and qualified, or until his or her earlier resignation or removal from office.  In the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause or without cause, resignation, death, disqualification or other causes shall be filled for the remainder of the full term of the directors in which the new directorship is created or the vacancy occurred and until their successors are elected and qualified or until their earlier removal, only by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.

IN WITNESS WHEREOF, I have signed this Certificate of Incorporation this [•] day of [•], 20[•].

By: ____________________
Name:
Title:

BY-LAWS

OF

[NewCo]1

(a Delaware corporation)

ARTICLE I

STOCKHOLDERS

1. CERTIFICATES REPRESENTING STOCK.  Certificates representing stock in the corporation shall be signed by, or in the name of, the corporation by the Chairman or Vice-Chairman of the Board of Directors of the corporation (the “Board” or “Board of Directors”), if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation. Any or all the signatures on any such certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon the statements prescribed by the General Corporation Law of the State of Delaware, as amended from time to time (the “General Corporation Law”). Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

The corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of the lost, stolen, or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate or uncertificated shares.

2. UNCERTIFICATED SHARES.  Subject to any conditions imposed by the General Corporation Law, the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the corporation shall be uncertificated shares. Within a reasonable time after the issuance or transfer of any uncertificated shares, the corporation shall send to the registered owner thereof the written notice prescribed by the General Corporation Law.

3. FRACTIONAL SHARE INTERESTS.  The corporation may, but shall not be required to, issue fractions of a share. If the corporation does not issue fractions of a share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (3) issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or bearer form (represented by a certificate) which shall entitle the holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share or an uncertificated fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the corporation in the event of liquidation. The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing the full shares or uncertificated full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

1 To be determined by the trustees of High Income Securities Fund prior to formation.
1

4. STOCK TRANSFERS.  Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and, in the case of shares represented by certificates, on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.

5. RECORD DATE FOR STOCKHOLDERS.

a. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the directors may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held and the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

b. (i) Notwithstanding Section 5(a) of Article I, the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting shall be as fixed by the Board or as otherwise established under this Section 5(b) of Article I. Any person seeking to have the stockholders authorize or take corporate action by written consent without a meeting shall, by written notice addressed to the Secretary and delivered to the corporation, request that a record date be fixed for such purpose. The Board may fix a record date for such purpose which shall be no more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board and shall not precede the date on which such resolution is adopted. If the Board fails within 10 days after the corporation receives such notice to fix a record date for such purpose, the record date shall be the day on which the first written consent is delivered to the corporation in the manner described in this Section 5(b) of Article I of these Bylaws unless prior action by the Board is required under the General Corporation Law, in which event the record date shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.
2

(ii) (A)  Every written consent purporting to take or authorizing the taking of corporate action and/or related revocations (each such written consent and related revocation is referred to in Section 5(b) of Article I as a “Consent”) shall bear the date of signature of each stockholder who signs the Consent, and no Consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated Consent delivered in the manner required by Section 5(b) of Article I, Consents signed by a sufficient number of stockholders to take such action are so delivered to the corporation.

(B)  A Consent shall be delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery to the corporation’s registered office shall be made by hand or by certified or registered mail, return receipt requested.

(C)  In the event of the delivery to the corporation of a Consent, the Secretary shall provide for the safe-keeping of such Consent and shall promptly conduct such ministerial review of the sufficiency of the Consents and of the validity of the action to be taken by stockholder consent as he deems necessary or appropriate, including, without limitation, whether the holders of a number of shares having the requisite voting power to authorize or take the action specified in the Consent have given consent; provided, however, that if the corporate action to which the Consent relates is the removal or replacement of one or more members of the Board, the Secretary shall promptly designate two persons, who shall not be members of the Board, to serve as inspectors with respect to such Consent and such inspectors shall discharge the functions of the Secretary under Section 5(b) of Article I. If after such investigation the Secretary or the inspectors (as the case may be) shall determine that the Consent is valid and that the action therein specified has been validly authorized, that fact shall forthwith be certified on the records of the corporation kept for the purpose of recording the proceedings of meetings of stockholders, and the Consent shall be filed in such records, at which time the Consent shall become effective as stockholder action. In conducting the investigation required by Section 8(b) of Article I, the Secretary or the inspectors (as the case may be) may, at the expense of the corporation, retain special legal counsel and any other necessary or appropriate professional advisors, and such other personnel as they may deem necessary or appropriate to assist them, and shall be fully protected in relying in good faith upon the opinion of such counsel or advisors.

6. MEANING OF CERTAIN TERMS.  As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term "share" or "shares" or "share of stock" or "shares of stock" or "stockholder" or "stockholders" refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the certificate of incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the certificate of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the certificate of incorporation except as any provision of law may otherwise require.

The corporation shall be entitled to treat the holder of record of any share of its capital stock as the holder, in fact, and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by the General Corporation Law or other applicable law.
3

7. STOCKHOLDER MEETINGS.

TIME.  The annual meeting shall be held on the date and at the time fixed, from time to time, by the Board of Directors. Special meetings shall be held on the date and at the time fixed by the Board of Directors. Any previously scheduled annual meeting or special meeting may be postponed by action of the Board taken prior to the time previously scheduled for such meeting.

PLACE.  Annual meetings and special meetings shall be held at such place, within or without the State of Delaware, as the Board of Directors may, from time to time, fix.

CALL.  Annual meetings and special meetings may be called by a majority of the whole board (as defined in Section 1 of Article II) or by any officer instructed by a majority of the whole board to call the meeting.

NOTICE OF MEETING: WAIVER OF NOTICE.

(a) Written notice of all meetings shall be given stating the place, date, and hour of the meeting and stating the place within the city or other municipality or community at which the list of stockholders of the corporation may be examined. The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall, (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state the purpose or purposes. The notice of a special meeting shall in all instances state the purpose or purposes for which the meeting is called. The notice of any meeting shall also include, or be accompanied by, any additional statements, information, or documents prescribed by the General Corporation Law. Except as otherwise provided by the General Corporation Law, a copy of the notice of any meeting shall be given, personally or by mail, not less than ten days nor more than sixty days before the date of the meeting, unless the lapse of the prescribed period of time shall have been waived, and directed to each stockholder at his record address or at such other address which he may have furnished by request in writing to the Secretary of the corporation. Notice by mail shall be deemed to be given when deposited, with postage thereon prepaid, in the United States Mail. If a meeting is adjourned to another time, not more than thirty days hence, and/or to another place, and if an announcement of the adjourned time and/or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the directors, after adjournment, fix a new record date for the adjourned meeting. Notice need not be given to any stockholder who submits a written waiver of notice signed by him before or after the time stated therein. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.
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(b) The only business which shall be conducted at any meeting of the stockholders shall (i) have been specified in the written notice of the meeting (or any supplement thereto) given as provided in the preceding Section, (ii) be brought before the meeting at the direction of the Board of Directors or the chairman of the meeting or (iii) in the case of an annual meeting, have specified in a written notice (a "Stockholder Meeting Notice") given to the corporation, in accordance with all of the following requirements, by or on behalf of any stockholder who shall have been a stockholder of record on the record date for such meeting and who shall continue to be entitled to vote there at. Each Stockholder Meeting Notice must be delivered personally to, or be mailed to and received by, the Secretary of the corporation, at the principal executive offices of the corporation, not earlier than the close of business on the 120th calendar day, and not later than the close of business on the 90th calendar day, prior to the first anniversary of the immediately preceding year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is more than 30 calendar days earlier or more than 60 calendar days later than such anniversary date, notice by the stockholder in order to be timely must be so delivered or received no earlier than the close of business on the 120th calendar day prior to the date of such annual meeting and not later than the close of business on the later of the 90th calendar day prior to the date of such annual meeting or, if the first public disclosure of the date of such annual meeting is made or given to stockholders less than 100 calendar days prior to the date of such annual meeting, the 10th calendar day following the earlier of (i) the day on which such notice of the date of the meeting was mailed to stockholders or (ii) the day on which public disclosure of the date of such annual meeting is first made by the corporation. In no event shall any adjournment or postponement of an annual meeting or the public disclosure thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. To be in proper form, each Stockholder Meeting Notice shall set forth as to each matter the stockholder proposes to bring before the meeting: (i) a description of each item of business proposed to be brought before the meeting (including the text of the proposal or business and the text of any resolutions proposed for consideration) and the reasons for conducting such business at the meeting; (ii) the name and record address, as they appear on the corporation's books, of the stockholder proposing to bring such item of business before the meeting, (iii) the class and series and number of shares of each class and series of capital stock of the corporation which are, directly or indirectly, owned beneficially and/or of record by such stockholder as of the record date for the meeting and as of the date of the Stockholder Meeting Notice, documentary evidence of such record or beneficial ownership; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (naming such person or persons) in connection with the proposal of such business by such stockholder; (v) any material interest of such stockholder in such business, individually or in the aggregate, including any anticipated benefit to such stockholder therefrom; (vi) a representation from such stockholder as to whether the stockholder intends to appear in person or by proxy at the meeting to bring such business before the meeting; and (vii) such other information regarding each matter of business to be proposed by such stockholder, regarding the stockholder in his or her capacity as a proponent of a stockholder proposal that would be required to be disclosed in a proxy statement or other filings required to be made with the Securities Exchange Commission (the “SEC”) in connection with the solicitations of proxies for such business pursuant to Section 14 of the Exchange Act (or pursuant to any law or statute replacing such section) and the rules and regulations promulgated thereunder.

(c) If the information submitted pursuant to Section 7(b) of Article I by any stockholder proposing business for consideration at an annual meeting shall be incomplete or inaccurate to any material extent, such information may be deemed not to have been provided in accordance with this section. Upon written request by the Secretary, the Board or any committee thereof, any stockholder proposing business for consideration at an annual meeting shall provide, within seven business days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory in the discretion of the Board, any committee thereof or any authorized officer of the corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to Section 7(b) of Article I. If a stockholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed not to have been provided in accordance with Section 7(b) of Article I.

(d) For purposes of these Bylaws, “public disclosure” shall be deemed to include a disclosure made in a (A) press release reported by the Dow Jones News Service, Reuters Information Service, Associated Press or any comparable or successor national news wire service, or (B) in a document filed by the corporation with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act or any successor provisions thereto.
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(e) Except as otherwise required by the General Corporation Law and other applicable law, the certificate of incorporation or these Bylaws, the Chairman of the Board or other person presiding at an annual meeting or special meeting in accordance with Section 7 of Article I shall have the power and duty (i) to determine whether any business proposed to be brought before the annual meeting was properly brought before the meeting in accordance with the procedures set forth in Section 7 of Article I of these Bylaws, including whether the stockholder or any Stockholder Associated Person on whose behalf the proposal is made, solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s proposal in compliance with such stockholder’s representation as required by Section 7 of Article I, and (ii) if any proposed business was not brought in compliance with Section 7 of Article I to declare that such proposal is defective and shall be disregarded.

(f) In addition to the provisions of Section 7 of Article I, a stockholder shall also comply with all applicable requirements of the General Corporation Law, other applicable law and the Exchange Act, and the rules and regulations thereunder, with respect to the matters set forth herein, provided, however, that any references in these Bylaws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to stockholder proposals to be considered pursuant to Section 7 of Article I.

(g) This Section 7 of Article I shall be the exclusive means for a stockholder to make nominations or other business proposals (other than matters properly brought under Rule 14a-8 under the Exchange Act and included in the Corporation’s notice of meeting) before an annual meeting of stockholders. Nothing in Section 7 of Article I shall be deemed to affect any rights (i) of stockholders to request the inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act, or (ii) of the holders of any series of preferred stock to elect directors pursuant to any applicable provision of the certificate of incorporation.

(h) Any proposal by a stockholder which has not previously received the approval of the Board of Directors shall require for its adoption the affirmative vote of holders of more than fifty percent (50%) of the votes which all stockholders are entitled to cast thereon, in addition to any other approval which is required by law, the certificate of incorporation, these By-laws or otherwise.

(i) Notwithstanding anything in these By-laws to the contrary, no business shall be conducted at any meeting of the stockholders except in accordance with the procedures set forth in these By-laws.

STOCKHOLDER LIST.  The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city or other municipality or community where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the Corporation, or to vote at any meeting of stockholders.
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CONDUCT OF MEETING.  Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting, the Chairman of the Board, if any, the Vice Chairman of the Board, if any, the President, a Vice-President or, if none of the foregoing is in office and present and acting, by a chairman to be designated by the Board. The Secretary of the corporation, or in his absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the Chairman of the meeting shall appoint a secretary of the meeting. In the event that the Secretary presides at a meeting of the stockholders, an Assistant Secretary shall record the minutes of the meeting. To the maximum extent permitted by law, the Board shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and take such action as, in the discretion of such chairman, are deemed necessary, appropriate or convenient for the proper conduct of the meeting. Such rules, regulations and procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) establishing an agenda for the meeting and the order for the consideration of the items of business on such agenda; (ii) restricting admission to the time set for the commencement of the meeting; (iii) limiting attendance at the meeting to stockholders of record of the corporation entitled to vote at the meeting, their duly authorized proxies or other such persons as the chairman of the meeting may determine; (iv) limiting participation at the meeting on any matter to stockholders of record of the corporation entitled to vote on such matter, their duly authorized proxies or other such persons as the chairman of the meeting may determine to recognize and, as a condition to recognizing any such participant, requiring such participant to provide the chairman of the meeting with evidence of his or her name and affiliation, whether he or she is a stockholder or a proxy for a stockholder, and the class and series and number of shares of each class and series of capital stock of the corporation which are owned beneficially and/or of record by such stockholder; (v) limiting the time allotted to questions or comments by participants; (vi) determining when the polls should be opened and closed for voting; (vii) taking such actions as are necessary or appropriate to maintain order, decorum, safety and security at the meeting; (viii) removing any stockholder who refuses to comply with meeting procedures, rules or guidelines as established by the chairman of the meeting; (ix) adjourning the meeting to a later date, time and place announced at the meeting by the chairman; and (x) complying with any state and local laws and regulations concerning safety and security.

PROXY REPRESENTATION.  Every stockholder may authorize another person or persons to act for him by proxy in all matters in which a stockholder is entitled to participate whether by waiving notice of any meeting, voting or participating at a meeting, or expressing consent or dissent without a meeting. Every proxy must be signed by the stockholder or by his attorney-in-fact. No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

INSPECTORS.  The directors, in advance of any meeting, shall appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting shall appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy shall be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders.  On request of the person presiding at the meeting, the inspector or inspectors, shall make a report in writing of any challenge, question or matter determined by him or them and execute a certificate of any fact found by him or them.
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QUORUM.  The holders of one-third of the outstanding shares of stock entitled to vote at the meeting and present at a meeting of stockholders shall constitute a quorum at a meeting of stockholders for the transaction of any business. The stockholders present may adjourn the meeting despite the absence of a quorum.

VOTING.  Each share of stock shall entitle the holder thereof to one vote. The election of directors and any other action, shall be authorized by a majority of the votes cast except where the General Corporation Law prescribes a different percentage of votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the certificate of incorporation and these By-laws. In the election of directors, and for any other action, voting need not be by ballot.

8. STOCKHOLDER ACTION WITHOUT MEETINGS.  Any action required by the General Corporation Law to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, in accordance with Section 5 of Article I, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation.

9. ADJOURNMENT.  At any meeting of the stockholders of the corporation, whether annual or special, whether or not a quorum is present, the chairman of the meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, whether or not a quorum is present. At any such adjourned meeting at which a quorum may be present, any business may be transacted which might have been transacted at the meeting as originally called.

ARTICLE II

DIRECTORS

1. FUNCTIONS AND DEFINITION.  The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors of the corporation. The Board of Directors shall have the authority to fix the compensation of the members thereof. The use of the phrase "whole board" herein refers to the total number of directors which the corporation would have if there were no vacancies.

2. QUALIFICATIONS AND NUMBER.  A director need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware. The number of directors comprising the Board of Directors shall be such number as may from time to time fixed by resolution adopted by the Board of Directors.
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3. ELECTION AND TERM.  Each director who is elected at a meeting of stockholders shall be elected to the Board of Directors by a plurality of the votes of the shares represented in person or by proxy at any meeting of stockholders held to elect directors and entitled to vote on such election of directors.  The directors shall be divided into three classes, designated as Class I, Class II and Class III as set forth in Section 3 of this Article II.  Commencing with the first annual meeting of stockholders held after the adoption of these By-laws, the Class I directors shall serve until the following annual meeting of stockholders, the Class II directors until the next successive annual meeting of stockholders, and the Class III directors until the third annual meeting of stockholders, in each case, until their successor(s) are duly elected and qualified or until their earlier resignation or removal.  At each annual meeting of stockholders commencing with the first annual meeting following the adoption of these By-laws each of the successors to the Directors of the Class whose term shall have expired that year shall be elected for a three-year term.  If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director.  A director shall hold office until the annual meeting for the year in which his or her term expires and until the successor shall be elected and shall qualify, or until his or her earlier resignation or removal from office.  In the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board, including unfilled vacancies resulting from the removal of directors for cause or without cause, resignation, death, disqualification or other causes may be filled for the remainder of the full term of the directors in which the new directorship is created or the vacancy occurred and until their successors are elected and qualified or until their earlier removal, only by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.

4. MEETINGS.

TIME.  Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble.
PLACE.  Meetings shall be held at such place within or without the State of Delaware as shall be fixed by the Board.

CALL.  No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, or the Chief Executive Officer, if any, or of a majority of the directors in office.

NOTICE OR ACTUAL OR CONSTRUCTIVE WAIVER.  No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral, or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Notice need not be given to any director or to any member of a committee of directors who submits a written waiver of notice signed by him before or after the time stated therein. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when he attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice.
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5. QUORUM AND ACTION.  A majority of the whole board shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided, that such majority shall constitute at least one-third of the whole board. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the General Corporation Law, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the General Corporation Law and these By-laws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board or action of disinterested directors.

Any member or members of the Board of Directors or of any committee designated by the Board, may participate in a meeting of the Board, or any such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

CHAIRMAN OF THE MEETING.  The Chairman of the Board, if any and if present and acting, shall preside at all meetings. Otherwise, the Vice-Chairman of the Board, if any and if present and acting, or the Chief Executive Officer, if any, if present and acting, or any other director chosen by the Board, shall preside.

6. NOMINATIONS FOR DIRECTORS.

(a) Nominations of persons for election to the Board at an annual meeting of stockholders may be made (A) by or at the direction of the Board or a committee appointed by the Board, or (B) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 5(a) of Article II, on the record date for the determination of the stockholders entitled to vote at such annual meeting of stockholders and at the time of such annual meeting of stockholders (ii) who is entitled to vote at the annual meeting of stockholders, and (iii) who complies with the notice procedures set forth in Section 5(a) of Article II as to such nominations, including, but not limited to, the procedures regarding such notice’s timeliness and required form.

(b) For a stockholder’s notice of nomination of persons for election to the Board at an annual meeting of stockholders to be brought before an annual meeting by a stockholder pursuant to Section 5(a)(1)(B) of Article II, the stockholder must have given timely notice thereof, in proper written form, to the Secretary. To be considered timely, a stockholder’s notice of nomination must be delivered to, or mailed and received by, the Secretary at the principal executive offices of the corporation not earlier than the close of business on the 120th calendar day, and not later than the close of business on the 90th calendar day, prior to the first anniversary of the immediately preceding year's annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is more than 30 calendar days earlier or more than 60 calendar days later than such anniversary date, notice by the stockholder in order to be timely must be so delivered or received no earlier than the close of business on the 120th calendar day prior to the date of such annual meeting and not later than the close of business on the later of the 90th calendar day prior to the date of such annual meeting or, if the first public disclosure of the date of such annual meeting is made or given to stockholders less than 100 calendar days prior to the date of such annual meeting, the 10th calendar day following the earlier of (i) the day on which such notice of the date of the meeting was mailed to stockholders or (ii) the day on which public disclosure of the date of such annual meeting is first made by the Corporation. In no event shall any adjournment or postponement of an annual meeting or the public disclosure thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.
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To be in proper written form, a stockholder's notice of nomination to the Secretary shall set forth in writing the following: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director (i) the name, age, business address and residence address of such person; (ii) the class and series of record by such person; (iii) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made with the SEC in connection with the solicitation of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act (or pursuant to any law or statute replacing such section), and the rules and regulations promulgated thereunder; and (iv) the written consent of such nominee to be named in the proxy statement as a nominee and to serve as a director of the Corporation if so elected, and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, as they appear on the corporation's stock ledger; (ii) (A) the class and series and number of shares of each class and series of capital stock of the corporation which are, directly or indirectly, owned beneficially and/or of record by such stockholder [and documentary evidence of such record or beneficial ownership]; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (naming such person or persons) pursuant to which the nomination(s) are to be made by such stockholder; (iv) any material interest of such stockholder in the election of such proposed nominee, individually or in the aggregate, including any anticipated benefit to the stockholder therefrom; (v) a representation that such stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and whether such stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons named in its notice; and (vi) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made with the SEC in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act (or pursuant to any law or statute replacing such section) and the rules and regulations promulgated thereunder. [In addition to the information required above, the corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the advisability of such proposed nominee to serve as director of the corporation].

(c) Notwithstanding anything in Section 5 of Article II to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting of the stockholders is increased and no public disclosure by the corporation is made or given to the stockholders naming all of the nominees for directors or specifying the size of the increased Board, at least 90 calendar days prior to the first anniversary of the date of the immediately preceding year’s annual meeting, a stockholder’s notice required by Section 5 of Article II shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the corporation not later than the close of business on the 10th calendar day following the earlier of (i) the day on which such notice was mailed to the stockholders or (ii) the day on which such public disclosure is first made by the corporation.

(d) If the information submitted pursuant to Section 5 of Article II by any stockholder proposing a nominee for election as a director at a meeting of stockholders shall be incomplete or inaccurate to any material extent, such information may be deemed not to have been provided in accordance with Section 5 of Article II. Upon written request by the Secretary, the Board or any committee thereof, any stockholder proposing a nominee for election as a director at a meeting shall provide, within seven business days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory in the discretion of the Board, any committee thereof or any authorized officer of the corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to Section 5 of Article II. If a stockholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed not to have been provided in accordance with Section 5 of Article II.
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(e) Notwithstanding anything in these Bylaws to the contrary, no person shall be eligible for election as a director of the Corporation at any meeting of stockholders unless nominated in accordance with the procedures set forth in this Article II Section 5.

(f) Except as otherwise required by the General Corporation Law and other applicable law, the certificate of incorporation or these Bylaws, the Chairman of the Board or other person presiding at the meeting shall have the power and duty (a) to determine whether any nomination proposed to be brought before the meeting was properly made in accordance with the procedures set forth in Section 5 of Article II, including whether the stockholder or any Stockholder Associated Person on whose behalf the nomination is made, solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of the election of such stockholder’s nominee(s) in compliance with such stockholder’s representation as required by Section 5 of Article II, and (b) if any proposed nomination was not made in compliance with Section 5 of Article II to declare that such nomination is defective and shall be disregarded.

(g) In addition to the provisions of Section 5 of Article II, a stockholder shall also comply with all applicable requirements of the General Corporate Law, other applicable law and the Exchange Act, and the rules and regulations thereunder, with respect to the matters set forth herein, provided, however, that any references in these Bylaws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the applicable requirements for nominations by stockholders to be considered pursuant to Section 5(a) of Article II.

(h) Nothing in Section 5 of Article II shall be deemed to affect any rights of the holders of any series of preferred stock, if and to the extent provided for, under applicable law, the certificate of incorporation or these Bylaws.

7. REMOVAL OF DIRECTORS.  Except as may otherwise be provided by the General Corporation Law, any director or the entire Board of Directors may be removed, with or without cause, by the holders of two thirds of the shares then entitled to vote at an election of directors.

8. COMMITTEES.  The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the corporation with the exception of any authority the delegation of which is prohibited by Section 141 of the General Corporation Law, and may authorize the seal of the corporation to be affixed to all papers which may require it.

9. WRITTEN ACTION.  Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.
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10. QUALIFICATIONS.

(a) Each director shall be at least 21 years of age. Directors need not be stockholders of the corporation.

(b) At the request of the Board, each director and nominee for election as a director of the corporation shall deliver to the Secretary at the principal office of the corporation a written questionnaire with respect to the background and qualifications of such person (which questionnaire shall be provided by the Secretary upon written request and approved from time to time by the Board or its Governance/Nominating Committee).

ARTICLE III

OFFICERS

The officers of the corporation shall consist of a President and a Secretary, and, if deemed necessary, expedient, or desirable by the Board of Directors, a Chairman of the Board, a Vice-Chairman of the Board, a Chief Executive Officer, a Chief Operating Officer, a Chief Financial Officer, an Executive Vice-President, one or more other Vice-Presidents, one or more Assistant Secretaries, a Treasurer, one or more Assistant Treasurers, and such other officers with such titles as the resolution of the Board of Directors choosing them shall designate. Except as may otherwise be provided in the resolution of the Board of Directors choosing him, no officer other than the Chairman or Vice-Chairman of the Board, if any, need be a director. Any number of offices may be held by the same person, as the directors may determine.

Unless otherwise provided in the resolution choosing him, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until his successor shall have been chosen and qualified.

All officers of the corporation shall have such authority and perform such duties in the management and operation of the corporation as shall be prescribed in the resolutions of the Board of Directors designating and choosing such officers and prescribing their authority and duties, and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions may be inconsistent therewith. The Secretary or an Assistant Secretary of the corporation shall record all of the proceedings of all meetings and actions in writing of stockholders, directors, and committees of directors, and shall exercise such additional authority and perform such additional duties as the Board shall assign to him. Any officer may be removed, with or without cause, by the Board of Directors. Any vacancy in any office may be filled by the Board of Directors.

ARTICLE IV

CORPORATE SEAL

The corporate seal shall be in such form as the Board of Directors shall prescribe.
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ARTICLE V

FISCAL YEAR

The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.

ARTICLE VI

CONTROL OVER BY-LAWS

AMENDMENT OR REPEAL BY THE BOARD.  Except as otherwise provided by the General Corporation Law or the certificate of incorporation, these Bylaws may be amended or repealed, in whole or in part, by the affirmative vote of not less than a majority of the Board at any regular or special meeting of the Board provided that notice of such proposed amendment or repeal to be made is included in the notice of the meeting at which such action takes place, which shall also include, without limitation, the text of any such proposed amendment and/or any resolution calling for any such amendment or repeal.

AMENDMENT OR REPEAL BY STOCKHOLDERS. Except as otherwise provided by the General Corporate Law or the certificate of incorporation and except for the proviso hereto, any amendment to, repeal of, or adoption of any provisions inconsistent with these Bylaws, which has not previously received the approval of the Board, shall require for adoption the affirmative vote of the holders of a majority of the issued and outstanding shares present in person or represented by proxy at a meeting of stockholders and entitled to vote thereat, provided, however, that, notwithstanding anything to the contrary contained herein, any amendment to, repeal of, or adoption of any provisions inconsistent with, Sections 7 of Article I, Sections 2, 3 and 6 of Article II, this Article VI, Article VII and Article VIII of these Bylaws, which has not previously received the approval of the Board shall require for adoption the affirmative vote of the holders of not less than two-thirds of the issued and outstanding shares entitled to vote at a duly called and convened annual or special meeting of stockholders, and provided, further, that, in addition to any other notice required by these Bylaws and other applicable requirements contained herein, notice of such proposed amendment or repeal is included in the notice of the meeting at which such action takes place, which shall also include, without limitation, the text of any such proposed amendment and/or any resolution calling for any such amendment or repeal.

ARTICLE VII

INDEMNIFICATION

1. INDEMNIFICATION OF EMPLOYEES.  Employees of the corporation may, if so provided by the Board, be entitled to indemnification to the same extent as are directors and officers of the corporation under Section 2 of this Article VII. The corporation shall not be required to provide any such indemnification to any employee in any action or proceeding, or appeal therein, arising out of services rendered by any such person to any person, firm or association, or any corporation other than the corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, whether profit or non-profit (any such entity, other than the corporation, being hereinafter referred to as an "Enterprise"), unless such services were rendered at the request of the Board.
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2. INDEMNIFICATION OF OFFICERS AND DIRECTORS.

(a) The corporation shall, and hereby does, indemnify to the fullest extent permitted or authorized by the General Corporation Law and in the manner provided by the Corporation’s certification of incorporation as in effect from time to time.

(b) No indemnification shall be made with respect to any Proceeding initiated by any Indemnitee against the corporation, or a director or officer of the corporation, other than to enforce the terms of this Article VII, unless such Proceeding was authorized by the Board. Further, no indemnification shall be made with respect to any settlement or compromise of any Proceeding unless and until the corporation has consented to such settlement or compromise.

(c) In making any determination regarding any Indemnities’ entitlement to indemnification hereunder, it shall be presumed that such Indemnitee is entitled to indemnification, and the corporation shall have the burden of proving the contrary.

(d) If the corporation wrongfully denies a claim for indemnification or for the advancement or reimbursement of expenses pursuant hereto, the Indemnitee shall be entitled to be paid, in addition to all other amounts provided for in this Article VII, the expenses, including attorneys’ fees, of prosecuting such claim.

3. RIGHTS NOT EXCLUSIVE.  The rights to indemnification and advancement or reimbursement of expenses granted by or pursuant to this Article VII: (i) shall not limit or exclude, but shall be in addition to, any other rights which may be granted by or pursuant to any statute, corporate charter, by-law, resolution or shareholders or directors or agreement; (ii) shall not be construed to limit the rights and powers the corporation possesses under applicable provisions of the General Corporation Law (as amended from time to time), or otherwise, including, but not limited to, the powers to purchase and maintain insurance, create funds to secure or insure its indemnification obligations, and any other rights or powers the corporation may otherwise have under applicable law; (iii) shall be deemed to constitute contractual obligations of the corporation to any director or officer who serves in a capacity referred to in Section 2(a) of this Article VII at any time while this Article VII is in effect; (iv) shall continue to exist after the repeal or modification of this Article VII with respect to events occurring prior thereto; and (v) shall continue as to any Indemnitee who has ceased to be a director or officer and shall inure to the benefit of the estate, spouse, heirs, executors, administrators or assigns of such Indemnitee. Persons who, after the date of the adoption of this Article VII become or remain directors or officers of the corporation or who, while a director or officer of the corporation, become or remain a director, officer, employee or agent of a subsidiary, shall be conclusively presumed to have relied on the rights to indemnification and advancement of expenses contained in this Article VII. It is the intent of this Article VII to require the corporation to indemnify the persons referred to herein for the aforementioned judgments, fines, penalties, amounts paid in settlement, and expenses, including attorney's fees, in each and every circumstance in which such indemnification could lawfully be permitted by express provisions of By-laws, and the indemnification required by this Article VII shall not be limited by the absence of an express recital of such circumstances.

4. AUTHORIZATION OF CONTRACTS.  The corporation may, with the approval of the Board, enter into an agreement with any person who is, or is about to become a director, officer, employee or agent of the corporation, or who is serving, or is about to serve, at the request of the corporation, as director, officer, or in any other capacity, any other Enterprise; which agreement may provide for indemnification of such person and advancement of expenses to such person upon terms, and the extent, not prohibited by law. The failure to enter into any such agreement shall not affect or limit the rights of any such person under this Article VII.
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ARTICLE VIII

REPRESENTATIVE CLAIMS

Except where a private right of action at a different threshold than that required by this Article VIII is expressly authorized by applicable statute, a current or prior stockholder or group of stockholders (collectively, a “Claiming Stockholder”) may not initiate a claim in a court of law on behalf of (1) the corporation and/or (2) any class of current and/or prior stockholders against the corporation and/or against any director and/or officer of the corporation in his or her official capacity, unless the Claiming Stockholder, no later than the date the claim is asserted, delivers to the corporation written consents by beneficial stockholders owning at least 3% of the outstanding shares of the corporation as of (i) the date the claim was discovered (or should have been discovered) by the Claiming Stockholder or (ii) if on behalf of a class consisting only of prior stockholders, the last date on which a stockholder must have held shares to be included in the class.

ARTICLE IX

FORUM SELECTION

Unless the corporation consents in writing to the selectin of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim of breach of a duty owed by any director or officer or other employee of the corporation to the corporation or the corporation’s stockholders, (iii) any action asserting a claim against the corporation or any director or officer or other employee of the corporation arising pursuant to any provision of the Delaware General Corporation Law, or the corporation’s Certificate of Incorporation, or Bylaws (as either may be amended form time to time, or (iv) any action asserting a claim against the corporation or any director of officer or other employee of the corporation governed by the “internal affairs doctrine,” shall be the Court of Chancery of the State of Delaware, (if the Court of Chancery does not have jurisdiction, another court of the State of Delaware or, if no court of the State of Delaware has jurisdiction, the federal district court for the District of Delaware), in all cases subject to the courts having personal jurisdiction over the indispensable parties named as defendants.  Any person or entity purchasing or otherwise acquiring interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to (i) the provisions of this Section and (ii) the personal jurisdiction of the Court of Chancery of the State of Delaware (or if the Court of Chancery does not have jurisdiction, another court of the State of Delaware, or if no court of the State of Delaware has jurisdiction, the federal district court for the District of Delaware) in any proceeding brought to enjoin any action by that person or entity that is inconsistent with the exclusive jurisdiction provided for in this Section.  Failure to enforce the foregoing provisions would cause the corporation irreparable harm and the corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this Article IX.

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